As filed with the Securities and Exchange Commission
                                on April 29, 1997


                        Securities Act File No. 33-21301
                     Investment Company Act File No. 811-483

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X /

                    Pre-Effective Amendment No.                       /  /


                      Post-Effective Amendment No. 52                /X /


                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X /


                              Amendment No. 52                        /X /


                        (Check appropriate box or boxes)


                                  ELFUN TRUSTS
      ...................................................................
               (Exact Name of Registrant as Specified in Charter)

         3003 Summer Street
        Stamford, Connecticut                                 06905
 .......................................              ........................
(Address of Principal Executive Office)                     (Zip Code)

Registrant's Telephone Number, including Area Code:  (203) 326-4040

                               Alan M. Lewis, Esq.
              Executive Vice President, General Counsel & Secretary
                   c/o General Electric Investment Corporation
                               3003 Summer Street
                           Stamford, Connecticut 06905
                    .........................................
                     (Name and Address of Agent for Service)

                                   Copies to:

                             Burton M. Leibert, Esq.
                            Willkie Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                          New York, New York 10022-4669


                               Page 1 of ___ Pages
                            Exhibit Index at Page ___

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

immediately  upon filing  pursuant to  paragraph  (b)            _X_

on (date) pursuant to paragraph (b)                              ___

60 days after  filing  pursuant  to  paragraph  (a)(1)           ___

on (date) pursuant to paragraph (a)(1) of Rule 485               ___

75 days after filing pursuant to paragraph (a)(2)                ___

on (date) pursuant to paragraph (a)(2) of Rule 485               ___

If appropriate, check the following box:

This post-effective amendment designates a new
effective date for a previously filed post-effective
amendment.                                                      ___


An indefinite number of Registrant's units of beneficial interest is being registered by this Registration Statement pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1996 was filed on February 25, 1997.

                                  ELFUN TRUSTS

                                    FORM N-1A
                              CROSS REFERENCE SHEET

Part A
Item No.                                                    Prospectus Heading
--------                                                    ------------------

1.       Cover Page.........................                        Cover Page

2.       Synopsis...........................               Expense Information

3.       Condensed Financial
           Information......................                    Not applicable

4.       General Description of
           Registration.....................                       Cover Page;
                                                                    Investment
                                                                Objectives and
                                                          Management Policies;
                                                           Additional Matters;
                                                          Further Information:
                                                            Certain Investment
                                                     Techniques and Strategies

5.       Management of the Fund.............              Expense Information;
                                                     Investment Objectives and
                                                          Management Policies;
                                                      Management of the Funds;
                                                          Further Information:
                                                            Certain Investment
                                                     Techniques and Strategies

5A.      Management's Discussion of
         Fund Performance ..................                    Not applicable


6.       Capital Stock and Other
           Securities.......................                        Dividends;
                                                             Distributions and
                                                             Taxes; Additional
                                                                       Matters

7.       Purchase of Securities
           Being offered....................                Purchase of Units;
                                                              Net Asset Value;
                                                                   Distributor

8.       Redemption or Repurchase...........               Redemption of Units

Part B                                                 Heading in Statement of
Item No.                                                Additional Information
--------                                                ----------------------

9.       Legal Proceedings..................                    Not applicable

10.      Cover Page.........................                        Cover Page

11.      Table of Contents..................                          Contents

12.      General Information and History....                    Not applicable

13.      Investment Objectives and
           Policies.........................             Investment Objectives
                                                      and Management Policies;
                                                          Further Information:
                                                            Certain Investment
                                                     Techniques and Strategies

14.      Management of the Fund.............           Management of the Funds

15.      Control Persons and Principal
           Holders of Securities...........            Principal Stockholders;
                                                       Management of the Funds
                                                              See Prospectus--
                                                            Additional Matters

16.      Investment Advisory and
           Other Services...................           Management of the Funds

17.      Brokerage Allocation
           and Other Practices..............          Investment Restrictions;
                                                       Management of the Funds

18.      Capital Stock and Other
           Securities.......................               Redemption of Units

19.      Purchase, Redemption and Pricing
           of Securities Being Offered......                Purchase of Units;
                                                          Redemption of Units;
                                                               Net Asset Value

20.      Tax Status.........................          Dividends, Distributions
                                                                     and Taxes

21.      Underwriters.......................                    Not Applicable

22.      Calculation of Performance
           Data.............................            The Funds' Performance

23.      Financial Statements...............          Independent Accountants;
                                                          Financial Statements

Part C

     Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                                                     ELFUN FUNDS
--------------------------------------------------------------------------------


o Elfun Trusts

o Elfun Global Fund

o Elfun Diversified Fund

o Elfun Tax-Exempt Income Fund

o Elfun Income Fund

o Elfun Money Market Fund








                                                                      PROSPECTUS
                                                                  April 29, 1997




This Prospectus briefly sets forth certain information about the Funds that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


Additional information about the Funds, contained in a Statement of Additional Information ("SAI") dated the same date as this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling the telephone number listed below or by contacting the Funds at 3003 Summer Street, P.O. Box 120074, Stamford, Connecticut 06912-0074. The SAI is incorporated in its entirety by reference into this Prospectus. An investor may electronically access additional information about the Funds such as the SAI and other related materials after reading the Prospectus by accessing the SEC's World Wide Web site (http://www.sec.gov).


An investment in Elfun Money Market Fund is neither insured nor guaranteed by the U.S. Government. Additionally, no assurance can be given that Elfun Money Market Fund will be able to maintain a stable net asset value of $1.00 per unit.




                     GENERAL ELECTRIC INVESTMENT CORPORATION
                               Investment Adviser

                                   ELFUN FUNDS
                               3003 Summer Street
                           Stamford, Connecticut 06905
                                 (800) 242-0134



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================

                                TABLE OF CONTENTS

================================================================================

                                                                        Page No.

      Expense Information                                                    1

      Who May Own Fund Units                                                 6

      Not Sponsored by GE                                                    6

      Investment Objectives and Management Policies                          6

      Portfolio Transactions and Turnover                                   19

      Management of the Funds                                               19

      Purchase of Units                                                     21

      Redemption of Units                                                   22


      Exchange Privilege                                                    24


      Net Asset Value                                                       24

      Dividends, Distributions and Taxes                                    25

      Custodian, Transfer Agent and Dividend Paying Agent                   26

      Distributor and Unitholder Servicing Agent                            26

      The Funds' Performance                                                27

      Further Information: Certain Investment Techniques and Strategies     29

      Additional Matters                                                    34



     Each fund listed below is a separate, diversified open-end management investment company (each a "Fund" and collectively the "Funds") registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Funds has a separate and distinct investment objective(s) that it seeks by following certain investment policies. This Prospectus describes the following six Funds:

     o Elfun Trusts' investment objectives are long-term growth of capital and future income rather than current income, which the Fund seeks to achieve by investing in stocks, preferred stocks, convertible securities, bonds, notes or other types of securities described herein.

     o Elfun Global Fund's investment objectives are long-term growth of capital and future income, which the Fund seeks to achieve by investing principally in foreign securities consistent with prudent investment management and the preservation of capital.

     o Elfun Diversified Fund's investment objective is to seek the highest total return, consistent with prudent investment management and the preservation of capital, which the Fund seeks to achieve by following an asset allocation strategy contemplating shifts among a range of investments.

     o Elfun Tax-Exempt Income Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxation as is available from concentration of investment in municipal bonds consistent with prudent investment management and the preservation of capital.

     o Elfun Income Fund's investment objective is to seek a high level of income consistent with prudent investment management and the preservation of capital, which the Fund seeks to achieve by investing in fixed income securities.

     o Elfun Money Market Fund's investment objective is to seek a high level of current income consistent with prudent investment management and the preservation of capital, which the Fund seeks to achieve by investing in a defined group of U.S. dollar denominated, short-term money market instruments.

EXPENSE INFORMATION
================================================================================


Fee Table


The purpose of the following table is to assist the investor in understanding the expenses that an investor in the Funds will bear directly or indirectly. The costs listed in the table are based upon each particular Fund's operating expenses for the year ended December 31, 1996.


                                                      Elfun
                                            Elfun     Tax-                Elfun
                                  Elfun    Diver-    Exempt      Elfun    Money
                         Elfun   Global    sified    Income     Income   Market
                        Trusts    Fund      Fund      Fund       Fund     Fund
                        ------   ------    ------    -------    -------  ------

Annual Fund Operating
 Operating Expenses a
 (as percentage of
 average net assets)


 Management fees......   0.06%    0.06%     0.07%     0.06%      0.07%   0.07%
 Other expenses.......   0.07%    0.19%     0.21%     0.07%      0.17%   0.24%
Total Operating
 Expenses.............   0.13%    0.25%     0.28%     0.13%      0.24%   0.31%


The nature of the services provided to, and the management fees paid by, each Fund are described under "Management of the Funds." "Other expenses" include fees for unitholder services, custodial fees, legal and accounting fees, printing costs and registration fees, the costs of regulatory compliance, the costs associated with maintaining a Fund's legal existence and the costs involved in communicating with unitholders of the Funds. See "Management of the Funds -- Expenses of the Funds" for a complete description of expenses. No sales charges, redemption fees or transfer fees are assessed by any Fund, except if a unitholder elects to redeem units by telephone and have proceeds wired to a bank, in which case each Fund will charge a fee of $15; there is no fee to redeem units by telephone if the proceeds are transferred to another Fund.


Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over a one-year, three-year, five-year and ten-year period with respect to a hypothetical investment in each Fund. These amounts are based upon (1) payment by the Fund of operating expenses at the levels set out in the table above and (2) the specific assumptions stated below. The example should not be considered to be a representation of past or future expenses of a Fund; actual expenses may be greater or less than those shown.

                                          1         3         5        10
                                        Year      Years     Years     Years
                                        ----      -----     -----     -----

A unitholder would pay the following
expenses on a $1,000 investment,
assuming (1) a 5% annual return and
(2) redemption at the end of the
time periods shown:
Elfun Trusts........................   $ 1      $  4        $  7       $17


Elfun Global Fund...................     3         8          14        32
Elfun Diversified Fund..............     3         9          16        36
Elfun Tax-Exempt Income Fund........     1         4           7        17
Elfun Income Fund...................     2         8          14        31
Elfun Money Market Fund.............     3        10          17        39

The above example is intended to assist an investor in understanding various costs and expenses that an investor in a Fund will bear directly or indirectly. Although the table assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. See "Management of the Funds -- Expenses of the Funds" for a complete description of expenses.

Financial Highlights


The tables below set forth selected financial data for a Fund Unit outstanding throughout the period presented. The financial data for each of the years in the five-year period ended December 31, 1996 for each Fund has been audited by the Funds' auditors, KPMG Peat Marwick LLP, independent certified public accountants, whose unqualified reports thereon appear in the Funds' December 31, 1996 Annual Report (the "Annual Report"). The following information should be read in conjunction with the Financial Statements and the Notes to the Financial Statements, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' Annual Report, copies of which may be obtained without charge upon request to the Funds at the address or telephone number listed on the front cover page of this Prospectus.




                                                                          Elfun Trusts
                                                                    Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                  1996        1995      1994      1993      1992      1991      1990       1989     1988      1987
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year             $39.88      $30.91    $33.76    $33.93    $33.05    $27.42    $31.29     $25.99   $24.17    $27.48
                                ----------------------------------------------------------------------------------------------------
Income (loss) from investment
 operations:
   Net investment income           0.75        0.77      0.77      0.81      0.83      0.83      0.91       1.05     0.85      0.80
   Net realized and
    unrealized gains
    (losses) on
    investments                    8.68       11.33     (0.68)     2.25      2.24      6.87     (2.11)      8.10     3.58      0.15
                                ----------------------------------------------------------------------------------------------------
Total income (loss) from
   investment operations           9.43       12.10      0.09      3.06      3.07      7.70     (1.20)      9.15     4.43      0.95
                                ----------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income           0.75        0.77      0.77      0.80      0.83      0.83      0.99       1.05     0.88      1.75
   Net realized gains              2.10        2.36      2.17      2.43      1.36      1.24      1.68       2.80     1.73      2.51
                                ----------------------------------------------------------------------------------------------------


Total distributions                2.85        3.13      2.94      3.23      2.19      2.07      2.67       3.85     2.61      4.26
                                ----------------------------------------------------------------------------------------------------
Net asset value,
   end of year                   $46.46      $39.88    $30.91    $33.76    $33.93    $33.05    $27.42     $31.29   $25.99    $24.17
                                ====================================================================================================


Total Return                      23.55%      39.19%     0.23%     8.98%     9.28%    28.17%    (3.71)%    35.81%   18.41%     3.49%
Ratios/Supplemental Data:
   Net assets, end of year
      (in thousands)         $1,525,979  $1,228,366  $900,349  $937,676  $872,288  $789,879  $622,142   $662,245 $521,084  $474,814
   Ratio of net investment
      income to average
      net assets                   1.71%       2.08%     2.28%     2.29%     2.49%     2.67%     3.05%      3.32%    3.33%     2.85%


   Ratio of expenses to
      average net assets           0.13%       0.13%     0.17%     0.11%     0.11%     0.13%     0.20%      0.18%    0.24%     0.26%


   Portfolio turnover rate           12%         15%       19%       18%       11%       14%       17%        20%      21%       26%
Average brokerage
   commission (a)                $0.047         N/A       N/A       N/A       N/A       N/A       N/A        N/A      N/A       N/A



                                                                        Elfun Global Fund
                                                                                                                     For the Period
                                                                                                                      May 15, 1987
                                                                                                                      (commencement
                                                                      Years Ended December 31,                       of operations)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         through
                                     1996     1995     1994      1993      1992     1991      1990      1989     1988  Dec. 31, 1987
------------------------------------------------------------------------------------------------------------------------------------

Net asset value,
   beginning of period             $16.65    $15.58    $16.48    $12.80   $12.63    $11.13   $12.45     $10.73   $10.00    $10.00
                                ----------------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:


   Net investment income             0.24      0.23      0.21      0.18     0.18      0.14     0.21       0.02     0.09      0.00


   Net realized and
   unrealized gains
   (losses) on investments           2.45      2.27     (0.32)     3.90     0.57      1.51    (1.27)      2.59     0.90      0.00
                                ----------------------------------------------------------------------------------------------------

Total income (loss) from
   investment operations             2.69      2.50     (0.11)     4.08     0.75      1.65    (1.06)      2.61     0.99      0.00
                                ----------------------------------------------------------------------------------------------------


Less distributions from:
   Net investment income             0.23      0.19      0.19      0.12     0.17      0.15     0.26       0.02     0.07      0.00
   Net realized gains                1.44      1.24      0.60      0.28     0.41      0.00     0.00       0.87     0.19      0.00
                                ----------------------------------------------------------------------------------------------------
Total distributions                  1.67      1.43      0.79      0.40     0.58      0.15     0.26       0.89     0.26      0.00
                                ----------------------------------------------------------------------------------------------------


Net asset value,
   end of period                   $17.67    $16.65    $15.58    $16.48   $12.80    $12.63   $11.13     $12.45   $10.73    $10.00
                                ====================================================================================================



Total Return                        16.13%    16.03%    (0.63%)   31.88%    5.94%    14.81%   (8.56)%    24.74%    9.94%     0.00%
Ratios/Supplemental Data:
   Net assets, end of period
      (in thousands)             $176,303  $142,262  $126,196   $83,196  $38,469   $25,029  $19,415    $12,692   $6,868      $150
   Ratio of net investment
      income to average
      net assets                     1.37%     1.36%     1.44%     1.42%    1.52%     1.58%    2.13%      0.30%    1.30%     0.00%


   Ratio of expenses to average
      net assets                     0.25%     0.34%     0.38%     0.31%    0.60%     0.98%    1.00%      1.00%    1.00%     2.00***


   Portfolio turnover rate             45%       55%       30%       43%      63%      100%     219%       219%     159%     0.00%
Average brokerage commission (a)    $0.012      N/A       N/A       N/A      N/A       N/A      N/A        N/A      N/A       N/A


                                                                     Elfun Diversified Fund


                                                                                                                     For the Period
                                                                                                                      June 1, 1987
                                                                                                                      (commencement
                                                                      Years Ended December 31,                       of operations)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         through
                                     1996     1995      1994      1993     1992      1991     1990      1989     1988  Dec. 31, 1987
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period              $15.86    $13.24   $14.05    $13.54   $12.84    $11.74   $11.86     $10.33   $10.00   $10.00
                                 ---------------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
   Net investment income              0.54      0.53     0.47      0.48     0.46      0.68     0.65       0.56     0.34     0.00
   Net realized and
    unrealized gains
    (losses) on investments           1.75      3.06    (0.51)     0.73     0.74      1.38     (.09)      1.65     0.32     0.00
                                 ---------------------------------------------------------------------------------------------------
Total income (loss) from
   investment operations              2.29      3.59    (0.04)     1.21     1.20      2.06     0.56       2.21     0.66     0.00
                                 ---------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income              0.54      0.53     0.46      0.47     0.46      0.70     0.59       0.56     0.33     0.00
   Net realized gains                 0.34      0.44     0.31      0.23     0.04      0.26     0.09       0.12     0.00     0.00
                                 ---------------------------------------------------------------------------------------------------
Total distributions                   0.88      0.97     0.77      0.70     0.50      0.96     0.68       0.68     0.33     0.00
                                 ---------------------------------------------------------------------------------------------------
Net asset value,
   end of period                    $17.27    $15.86   $13.24    $14.05   $13.54    $12.84   $11.74     $11.86   $10.33   $10.00
                                 ===================================================================================================


Total Return                         14.40%    27.11%   (0.26%)    8.90%    9.35%    17.70%    4.75%     21.51%    6.57%    0.00%


Ratios/Supplemental Data:
   Net assets, end of period      $102,157   $77,255  $57,774   $54,911  $36,780   $23,959  $18,992    $12,565   $7,771     $150
      (in thousands)
   Ratio of net investment
       income to average
       net assets                     3.41%     3.62%    3.42%     3.65%    3.93%     4.96%    6.29%      5.20%    5.02%    0.00%


   Ratio of expenses to average
      net assets                      0.28%     0.34%    0.39%     0.39%    0.49%     0.90%    1.00%      1.00%    1.00%    2.00***


   Portfolio turnover rate              89%       93%      82%       25%      31%       67%      24%       146%       4%       0%
Average brokerage commission (a)     $0.041      N/A      N/A       N/A      N/A       N/A      N/A        N/A      N/A       N/A


                          Elfun Tax-Exempt Income Fund


                                                               Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                1996       1995      1994        1993      1992       1991      1990      1989      1988     1987
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value,
   beginning of year           $11.91     $10.83    $12.29     $11.76     $11.59    $11.03    $11.14    $11.04    $10.49    $11.45
                          ---------------------------------------------------------------------------------------------------------


Income (loss) from
  investment operations:
   Net investment income         0.66       0.68      0.67       0.71       0.73      0.73      0.68      0.78      0.78      0.81
   Net realized and
    unrealized gains
    (losses) on investments     (0.25)      1.15     (1.37)      0.68       0.22      0.56     (0.05)     0.21      0.55      (.79)
                          ---------------------------------------------------------------------------------------------------------


Total income (loss) from
   investment operations         0.41       1.83     (0.70)      1.39       0.95      1.29      0.63      0.99      1.33      0.02
                          ---------------------------------------------------------------------------------------------------------


Less distributions from:
   Net investment income         0.66       0.68      0.67       0.71       0.73      0.73      0.74      0.78      0.78      0.81
   Net realized gains            0.05       0.07      0.09       0.15       0.05      0.00      0.00      0.11      0.00      0.17
                          ---------------------------------------------------------------------------------------------------------
Total distributions              0.71       0.75      0.76       0.86       0.78      0.73      0.74      0.89      0.78      0.98
                          ---------------------------------------------------------------------------------------------------------
Net asset value,
   end of year                 $11.61     $11.91    $10.83     $12.29     $11.76    $11.59    $11.03    $11.14    $11.04    $10.49
                          =========================================================================================================

Total Return                     3.60%     17.32%    (5.77%)    12.11%      8.50%    12.08%     5.98%     9.21%    13.07%     0.26%
Ratios/Supplemental Data:
   Net assets, end of year
      (in thousands)       $1,301,737 $1,312,342 $1,145,873 $1,297,256 $1,115,254  $962,751  $827,187  $773,651  $677,929 $593,028
   Ratio of net investment
      income to average
      net assets                 5.67%     5.91%     5.90%      5.79%      6.25%     6.49%     6.78%     6.98%     7.23%     7.56%
   Ratio of expenses to
      average net assets         0.13      0.13      0.13%      0.10%      0.11%     0.14%     0.19%     0.17%     0.24%     0.22%
   Portfolio turnover rate         22%       59%       24%        29%        29%       36%       62%       75%      116%      103%


                                                                        Elfun Income Fund
                                                                    Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                       1996      1995       1994     1993      1992      1991      1990    1989     1988     1987
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year                  $11.64    $10.55    $11.68    $11.58    $11.92    $11.10    $11.11   $10.57   $10.70   $11.99
                                   -------------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
   Net investment income                0.76      0.77      0.70      0.73      0.86      0.89      0.83     0.92     0.92     0.85
   Net realized and unrealized
   gains (losses) on investments       (0.32)     1.09     (0.97)     0.38      (.10)     0.82      0.07     0.54     (.13)    (.77)
                                   -------------------------------------------------------------------------------------------------


Total income (loss) from
   investment operations                0.44   1,86        (0.27)     1.11      0.76      1.71      0.90     1.46     0.79     0.08
                                   -------------------------------------------------------------------------------------------------


Less distributions from:
   Net investment income                0.76      0.77      0.70      0.73      0.87      0.89      0.91     0.92     0.92     0.85
   Net realized gains                   0.00      0.00      0.16      0.28      0.23      0.00      0.00     0.00     0.00     0.52
                                   -------------------------------------------------------------------------------------------------
Total distributions                     0.76      0.77      0.86      1.01      1.10      0.89      0.91     0.92     0.92     1.37
                                   -------------------------------------------------------------------------------------------------


Net asset value,
   end of year                        $11.32    $11.64    $10.55    $11.68    $11.58    $11.92    $11.10   $11.11   $10.57   $10.70
                                   =================================================================================================



Total Return                            4.01%    18.21%    (2.33%)    9.72%     6.61%    16.13%     8.61%   14.34%    7.52%    0.79%


Ratios/Supplemental Data:
   Net assets, end of year
      (in thousands)                $219,451  $218,880  $185,665  $199,478  $175,210  $137,873  $102,653  $93,332  $81,812  $73,905


   Ratio of net investment
      income to average
      net assets                        6.68%     6.90%     6.34%     6.10%     7.24%     7.75%     8.38%    8.48%    7.77%    7.81%
   Ratio of expenses to average
      net assets                        0.24%     0.25%     0.30%     0.17%     0.22%     0.36%     0.46%    0.63%    0.50%    0.78%
   Portfolio turnover rate               201%      367%      215%      131%       62%      133%      214%     367%     631%     624%





                                                                     Elfun Money Market Fund


                                                                                                                     For the Period
                                                                                                                       May 9, 1990
                                                                      Years Ended December 31,                       (commencement
                                                   ----------------------------------------------------------------  of operations)
                                                                                                                         through
                                                   1996         1995        1994*      1993*       1992*      1991*   Dec. 31, 1990*
------------------------------------------------------------------------------------------------------------------------------------


Net asset value,
   beginning of period                             $1.00       $1.00       $1.00      $1.00       $1.00       $1.00        $1.00
                                                ------------------------------------------------------------------------------------
Income from investment operations:


   Net investment income        .                   0.05        0.06        0.04       0.03        0.04        0.06         0.05

   Net realized and unrealized gains
   (losses) on investments                          0.00        0.00        0.00       0.00        0.00        0.00         0.00
                                                ------------------------------------------------------------------------------------


Total income from investment operations             0.05        0.06        0.04       0.03        0.04        0.06         0.05
                                                ------------------------------------------------------------------------------------
Less distribution from:
   Net investment income                            0.05        0.06        0.04       0.03        0.04        0.06         0.05


   Net realized gains           .                   0.00        0.00        0.00       0.00        0.00        0.00         0.00
                                                ------------------------------------------------------------------------------------


Total distributions                                 0.05        0.06        0.04       0.03        0.04        0.06         0.05
                                                ------------------------------------------------------------------------------------
Net asset value,
   end of period                                   $1.00       $1.00       $1.00      $1.00       $1.00       $1.00        $1.00
                                                ====================================================================================

Total Return                                        5.23%       5.82%       4.17%      3.31%       3.91%       6.55%        4.54%**
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)     $139,474    $117,506    $107,406    $59,959     $52,774     $47,623      $31,470
   Ratio of net investment income
      to average net assets                         5.08%       5.68%       4.20%      3.27%       3.86%       6.33%        8.25%***
   Ratio of expenses to average net assets          0.31%       0.30%       0.16%      0.00%       0.11%       0.04%        0.05%***
   Portfolio turnover rate                           N/A         N/A         N/A        N/A         N/A         N/A          N/A


----------

* Had GEIC not absorbed a portion of the expenses, the net investment income per unit would have been the same, the total return would have been lower, and the ratio of expenses to average net assets would have been .34%, .39%, .35%, .49% and .63% for the years ended December 31, 1994, 1993, 1992 and 1991 and for the period May 9, 1990 through December 31, 1990, respectively.

**    Not Annualized.

***   Annualized.

N/A--Not Applicable.


(a) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

WHO MAY OWN FUND UNITS


Purchase of units ("Units") of any of the six Funds may be made by (1) regular and senior members of the Elfun Society, (2) the immediate family of those members, (3) trusts whose sole beneficiaries are such members, (4) the surviving unremarried spouse of a deceased member, (5) members of the Board of Directors of General Electric Company ("GE"), (6) GE and its subsidiaries, and (7) such others as the trustees of the Funds (the "Trustees") may permit provided that their participation does not affect the Funds' status as "employees' securities companies" within the meaning of section 2(a)(13) of the 1940 Act. Regular members of the Elfun Society are selected from active employees of GE and/or its majority owned subsidiaries. Senior members are former members who have retired from those companies. Immediate family is defined as spouse, children or step-children.



NOT SPONSORED BY GE
================================================================================

GE is not a party to the trust agreements which created each Fund and does not sponsor the Funds.


INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES
================================================================================

Set forth below is a description of the investment objective(s) and policies of each Fund. The investment objective(s) of a Fund may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. Such a majority is defined in the 1940 Act as the lesser of (1) 67% or more of the Units present at a Fund meeting, if the holders of more than 50% of the outstanding Units of the Fund are present or represented by proxy or (2) more than 50% of the outstanding Units of the Fund. No assurance can be given that a Fund will be able to achieve its investment objective(s).


Elfun Trusts

Elfun Trusts was organized as a common law trust in the State of New York on May 27, 1935. The investment objectives of Elfun Trusts are long-term growth of capital and future income rather than current income. In pursuing its objectives, Elfun Trusts, under normal conditions, invests in common stocks, preferred stocks, convertible securities, warrants, bonds, debentures, notes and convertible bonds issued by U.S. and foreign companies; securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("Government Securities"); Municipal Obligations (as defined below); obligations of foreign governments or their agencies or instrumentalities; and domestic and foreign money market instruments.


Although  Elfun  Trusts  generally  investes a majority  of its assets in common stock or securities convertible into common stock, when General Electric Investment Corporation ("GEIC"), the Funds' investment adviser, believes there will be a market decline in particular securities, it may, for temporary defensive purposes, hold cash and/or invest in investment grade short-term securities or money market instruments without limitation. In addition, during normal market conditions, a portion of Elfun Trusts' total assets may be held in cash and/or invested in money market instruments of the types described below under "Additional Investments -- Money Market Instruments" for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. Included among the money market instruments in which Elfun Trusts may invest are repurchase agreements, the risks and special considerations of which are described below under "Risk Factors and Special Considerations -- Repurchase and Reverse Repurchase Agreements." Other money market instruments in which Elfun Trusts may invest are described below under "Additional Investments -- Money Market Instruments." To the extent that it invests in money market instruments, Elfun Trusts may not achieve its investment objective of long-term growth of capital.

Elfun Trusts' investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Fund's assets may be invested in securities rated lower than investment grade. A security will be considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("S&P") or by Moody's Investors Service, Inc.
("Moody's") or has received an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or, if unrated, is deemed by GEIC to be of comparable quality. Risks and special considerations applicable to certain investment grade obligations and obligations rated lower than investment grade are described below under "Risk Factors and Special Considerations." A description of S&P and Moody's ratings relevant to Elfun Trusts' investments is included as an Appendix to the Statement of Additional Information.


Elfun Trusts, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, illiquid securities, securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act (each, a "Rule 144A Security" and collectively, "Rule 144A Securities") and securities of other investment funds. In addition, Elfun Trusts may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. exchange or board of trade, entering into securities transactions on a when-issued or delayed delivery basis and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."

Investing in accordance with Elfun Trusts' objectives, policies and restrictions resulted in a portfolio turnover rate of 12% in 1996 and 15% in 1995. See "Portfolio Transactions and Turnover" below for further information on portfolio turnover rates.



Elfun Global Fund

Elfun Global Fund (the "Global Fund") was organized as a common law trust in the State of Connecticut on May 15, 1987. The investment objectives of the Global Fund are long-term growth of capital and future income, which the Fund seeks to achieve by investing principally in foreign securities consistent with prudent investment management and the preservation of capital. The Global Fund is designed for long-term investors who can accept international investment risk. The Global Fund invests in domestic and foreign companies, wherever organized, including companies organized in developing countries. Although the Global Fund is subject to no prescribed limits on geographic asset distribution, under normal circumstances, at least 65% of the Fund's assets will be invested in the aggregate in no fewer than three different countries. A more complete description  of  foreign  securities  and the risks and  special  considerations applicable to them is included below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."

The Global Fund intends to diversify investments among companies in several countries and not to concentrate investments in any particular industry. The Global Fund will implement its strategy by investing in common stocks, preferred stocks, notes, bonds, convertible bonds, convertible preferred stock, options and indexes, as well as common stock purchase warrants or rights issued by established companies. The Global Fund may also invest in foreign currencies and in securities of foreign issuers in the form of depositary receipts. The equity securities in which the Global Fund invests are issued by foreign or U.S. companies and in most cases are traded on foreign or U.S. securities exchanges. The dollar value of the Global Fund's portfolio securities fluctuates with changes in market and economic conditions abroad and with changes in relative currency values. Changes in the Unit price of the Global Fund may not be related to changes in the U.S. stock and bond markets.


The Global Fund's investments in debt instruments are limited to those that are rated investment grade by S&P, or Moody's or another NRSRO or, if unrated, are deemed by GEIC to be of comparable quality. The Global Fund will not purchase any security if, as a result of the purchase, a total of more than 20% of the Fund's total assets would be invested either in securities rated BBB or Baa or in unrated securities which in the opinion of GEIC would be rated in those categories. Risks and special considerations applicable to certain investment grade obligations and obligations rated below investment grade are described below under "Risk Factors and Special Considerations." A description of S&P and Moody's ratings relevant to the Global Fund's investments is included as an Appendix to the Statement of Additional Information.


During normal market conditions, the Global Fund invests principally in securities of issuers located in a number of different countries as described above, and a portion of its total assets may be held in cash and/or invested in money market instruments of the types described below under "Additional Investments -- Money Market Instruments," for cash management purposes, pending investment in accordance with the Fund's investment objectives and policies and to meet operating expenses. In the event GEIC determines that a temporary defensive posture is warranted due to unstable market, economic, political or currency conditions outside of the United States, the Fund may (1) restrict the securities markets in which its assets will be invested or (2) without limitation hold cash and/or invest in such money market instruments. In that event, the Global Fund may, in seeking to achieve its objectives, invest all or a significant portion of its assets in securities of the types described above issued by U.S. or Canadian entities or in U.S. currency. Investments may be on a hedged or unhedged basis, without protection from changes in currency exchange rates. Included among the money market instruments in which the Global Fund may invest are repurchase agreements, the risks and special considerations of which are described below under "Risk Factors and Special Considerations -- Repurchase and Reverse Repurchase Agreements." Other money market instruments in which the Global Fund may invest are described below under "Additional Investments -- Money Market Instruments." To the extent that it holds cash or invests in money market instruments, the Global Fund may not achieve its investment objective of long-term growth of capital.

The Global Fund, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, illiquid securities, Rule 144A Securities and securities of other investment funds. In addition, the Global Fund may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade, or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."


Investing in accordance with the Global Fund's objectives, policies and restrictions resulted in a portfolio turnover rate of 45% in 1996 and 55% in 1995. See "Portfolio Transactions and Turnover" below for further information on portfolio turnover rates.

Elfun Diversified Fund

Elfun Diversified Fund (the "Diversified Fund") was organized as a common law trust in the State of Connecticut on June 1, 1987. The investment objective of the Diversified Fund is to seek the highest total return, consistent with prudent investment management and the preservation of capital. In seeking its objective, the Diversified Fund follows an asset allocation strategy contemplating shifts among a range of investments. The investment philosophy of the Diversified Fund is based on a belief that the structure of the United States economy and other economies and their securities markets are undergoing continuous change. The asset allocation approach puts maximum emphasis on flexibility. An investor should not, however, expect either income levels or capital appreciation comparable to that of funds for which either is a primary objective.

The Diversified Fund invests in the following classes of investments: common stocks, preferred stocks, convertible securities, warrants, bonds, debentures, notes and convertible bonds issued by U.S. and foreign companies; Government
Securities; Municipal Obligations (as defined below); obligations of foreign governments or their agencies or instrumentalities; mortgage related securities, adjustable rate mortgage related securities ("ARMs"), collateralized mortgage related securities ("CMOs") and government stripped mortgage related securities; asset-backed and receivable-backed securities; and domestic and foreign money market instruments. The U.S. equity and debt instruments in which the Diversified Fund invests are traded on U.S. securities exchanges or in the U.S. over-the-counter market, except that the Fund may invest up to 10% of its assets in non-publicly traded securities. In addition, up to 20% of the Diversified Fund's total assets may be invested in foreign securities that are listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments may be on a hedged or unhedged basis and may be short-term or long-term, without protection from changes in currency exchange rates. Investments in foreign companies and agencies of foreign governments usually involve currencies of foreign countries. Risks and special considerations applicable to investing in non-publicly traded and foreign securities are described below under "Risk Factors and Special Considerations." The Diversified Fund may also invest in depositary receipts and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators. Mortgage related securities, ARMs, CMOs, government stripped mortgage related securities and asset-backed and receivable-backed securities are subject to several risks including the prepayment of principal. Other risks and special considerations applicable to these instruments are
described  in  "Further   Information:   Certain   Investment   Techniques   and
Strategies."

GEIC has broad latitude in selecting the classes of investments to which the Diversified Fund's assets will be committed. Although the Diversified Fund has the authority to invest solely in equity securities, solely in debt securities, solely in money market instruments or in any combination of these classes of investments, GEIC anticipates that at most times the Fund will be invested in a combination of equity and debt instruments.

The Diversified Fund's investments are designed to achieve favorable performance with lower volatility than a fund that invests solely in equity or debt securities. The weightings of equity and debt holdings for the Diversified Fund will be established from time to time by the Trustees of the Diversified Fund with the assistance of GEIC in light of its assessment of the attractiveness of each market. Although GEIC cannot predict the mix of the Diversified Fund's investments at any one time, GEIC can delineate certain situations that can lead to a shift in the mix of the Diversified Fund's investments. During normal market conditions, a portion of the Diversified Fund's total assets may be held in cash and/or invested in money market instruments of the types described below under "Additional Investments -- Money Market Instruments" for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. In addition, if GEIC determines that the outlook for equity and debt securities is unfavorable, GEIC could cause a major portion of the Diversified Fund's assets to be invested in such money market instruments. GEIC's decision that the Diversified Fund make a substantial commitment to foreign securities would be predicated on the outlook for the foreign securities markets of selected countries, the underlying economies of those countries and the direction of the U.S. dollar relative to the currencies of those countries.

The Diversified  Fund typically  purchases a debt security if GEIC believes that the yield and potential for capital appreciation of the security are sufficiently attractive in light of the risks of ownership of the security. In determining whether the Diversified Fund should invest in particular debt instruments, GEIC will consider factors such as: the price, coupon and yield to maturity; GEIC's assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions.

The Diversified Fund limits its purchases of debt instruments to those that are rated within the six highest categories by S&P, Moody's or another NRSRO, or if unrated, are deemed by GEIC to be of comparable quality. The Diversified Fund will not purchase a debt security if, as a result of the purchase, more than 25% of the Fund's total assets would be invested in securities rated BBB by S&P or Baa by Moody's or, if unrated, deemed by GEIC to be of comparable quality. In addition, the Diversified Fund will not purchase any obligation rated BB or B by S&P or B by Moody's if, as a result of the purchase, more than 10% of the Fund's total assets would be invested in obligations rated in those categories or in unrated obligations that are deemed by GEIC to be of comparable quality. Risks and special considerations applicable to certain investment grade obligations and obligations rated lower than investment grade are described below under "Risk Factors and Special Considerations." A description of S&P and Moody's ratings relevant to the Diversified Fund's investments is included as an Appendix to the Statement of Additional Information.

The Diversified Fund, in addition to investing as described above, may hold the following types of instruments: repurchase agreements, illiquid securities, Rule 144A Securities, securities of supranational agencies, securities of other investment funds, zero coupon obligations, municipal leases, floating and variable rate instruments, participation interests in certain Municipal Obligations, Municipal Obligation components and custodial receipts. In addition, the Diversified Fund may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, trading in commodity futures contracts on exchanges located outside the United States, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, entering into mortgage dollar rolls and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further
Information: Certain Investment Techniques and Strategies."

Investing in accordance with the Diversified Fund's objective, policies and restrictions resulted in a portfolio turnover rate of 89% in 1996 and 93% in 1995. See "Portfolio Transactions and Turnover" below for more information on portfolio turnover rates.



Elfun Tax-Exempt Income Fund


Elfun Tax-Exempt Income Fund (the "Tax-Exempt Fund") was organized as a common law trust in the State of Connecticut on March 14, 1977. The investment objective of the Tax-Exempt Fund is to seek as high a level of current interest income exempt from Federal income taxation as is available from concentration of investment in municipal bonds consistent with prudent investment management and the preservation of capital. The Tax-Exempt Fund seeks to achieve its objective by investing in a diversified portfolio of bonds issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which bonds is in the opinion of counsel to their issuers, excluded from gross income for Federal income tax purposes ("Municipal Obligations"). The Tax-Exempt Fund's income may be subject to state and local taxes.


The Tax-Exempt Fund operates subject to a fundamental investment policy providing that, under normal conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations, the income from which is exempt from Federal income taxation and is not a specific tax preference item for purposes of the Federal individual and corporate alternative minimum tax. Under normal conditions, the Tax-Exempt Fund may hold a portion of its total assets in cash or money market instruments, including taxable money market instruments of the sort described below under "Additional Investments -- Money Market Instruments" for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. In addition, the Tax-Exempt Fund may, without limitation, as a temporary defensive posture, hold cash, or invest in short-term Municipal Obligations and/or money market instruments of the type described below under "Additional Investments -- Money Market Instruments."

Municipal Obligations are classified as general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations bear fixed, floating and variable rates of interest.
Variations exist in the security of Municipal Obligations, both within a particular classification and between classifications. Risks and special considerations applicable to Municipal Obligations are described below under "Risk Factors and Special Considerations."

The Tax-Exempt Fund has the authority to invest in Municipal Obligations that are rated at the time of purchase within the six highest categories established by S&P, Moody's or another NRSRO, or which, although not rated, are, in the opinion of GEIC, of comparable quality. The six highest ratings currently assigned to Municipal Bonds by S&P are AAA, AA, A, BBB, BB and B and by Moody's are Aaa, Aa, A, Baa, Ba and B. Bonds coming within the highest four S&P and Moody's Municipal Bond ratings are considered investment grade. Risks and special considerations applicable to certain investment grade obligations and obligations rated lower than investment grade are described below under "Risk Factors and Special Considerations." A description of S&P and Moody's ratings relevant to the Tax-Exempt Fund's investments is included as an Appendix to the Statement of Additional Information.

At least 50% of the Tax-Exempt Fund's total assets are invested in obligations rated A or better by S&P or Moody's. In addition, the Tax-Exempt Fund will limit its investments in obligations rated BBB by S&P or Baa by Moody's to no more than 25% of its total assets and will limit its investments in obligations rated BB or B by S&P or Ba or B by Moody's to no more than 10% of its total assets. No more than 25% of the Tax-Exempt Fund's total assets may be invested in obligations that are not rated and no non-rated obligation will be purchased by the Fund unless GEIC determines the obligation to be of a quality comparable to an obligation rated B or better by S&P or Moody's. For purposes of determining compliance with these fundamental policies with respect to ratings, non-rated obligations will be included with rated obligations of comparable quality. If the S&P or Moody's rating of a particular obligation is lowered, or if S&P or Moody's ceases to rate the obligation, subsequent to that purchase by the Tax-Exempt Fund, GEIC will consider the event in its determination of whether the Fund should continue to hold the obligation; the Fund will not, however, be required to sell the obligation in either case. Risks and special considerations applicable to certain investment grade obligations and obligations rated below investment grade are described below under "Risk Factors and Special Considerations."

The Tax-Exempt Fund, in addition to investing as described above, may hold the following types of instruments: repurchase agreements, illiquid securities, Rule 144A Securities, zero coupon obligations, municipal leases, floating or variable rate instruments, participation interests in certain Municipal Obligations, Municipal Obligation components and custodial receipts. In addition, the Tax-Exempt Fund may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and bond index futures contracts (including tax-exempt bond index futures contracts) or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, borrowing for long-term or leveraging purposes in an amount not to exceed 10% of the value of its total assets, entering into securities transactions on a when-issued or delayed-delivery basis and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further
Information: Certain Investment Techniques and Strategies." Income derived by the Tax-Exempt Fund with respect to certain of these instruments, investment techniques and strategies, will not be exempt from Federal income taxation.


Investing in accordance with the Tax-Exempt Fund's objective, policies and restrictions resulted in a portfolio turnover rate of 22% in 1996 and 59% in 1995. See "Portfolio Transactions and Turnover" below for further information on portfolio turnover rates.



Elfun Income Fund

Elfun Income Fund (the "Income Fund") was organized as a common law trust in the State of Connecticut on December 22, 1982. The investment objective of the Income Fund is to seek a high level of income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Income Fund's portfolio securities may occur but is not an objective of the Fund. In seeking to achieve its investment objective, the Income Fund invests in the following types of fixed income instruments: Government Securities; obligations of foreign governments or their agencies or instrumentalities; bonds, debentures, notes and preferred stocks issued by domestic and foreign companies; equipment trust certificates (indebtedness secured by liens on personal property such as airplanes and railroad cars); mortgage related securities, ARMs, CMOs and government stripped mortgage related securities; asset-backed and receivable-backed securities; and money market instruments. The Income Fund may also invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators. Mortgage related securities, ARMs, CMOs, government stripped mortgage related securities and asset-backed and receivable-backed securities are subject to several risks, including the early prepayment of principal. Other risks and special considerations applicable to these instruments are described in "Further Information: Certain Investment Techniques and Strategies."

The Income Fund is subject to no limitation with respect to the maturities of the instruments in which it may invest. The Income Fund's investments in bonds will be limited to those that are rated within the six highest categories by S&P, Moody's or another NRSRO, or if unrated, are deemed by GEIC to be of comparable quality. Risks and special considerations applicable to certain investment grade obligations and obligations rated lower than investment grade are described below under "Risk Factors and Special Considerations." A description of S&P and Moody's ratings relevant to the Income Fund's investments is included as an Appendix to the Statement of Additional Information.

The Income Fund will not purchase any obligation rated BBB by S&P or Baa by Moody's if, as a result of the purchase, more than 25% of the Fund's total assets would be invested in obligations rated in those categories or in unrated obligations that are deemed by GEIC to be of comparable quality. In addition, no obligation will be purchased by the Income Fund if, as a result of the purchase, more than 10% of the Fund's total assets would be invested in obligations rated BB or B by S&P or Ba or B by Moody's or in unrated obligations that GEIC deems to be of comparable quality.

Up to 35% of the Income Fund's total assets may be invested in obligations of foreign companies or foreign governments or their agencies and instrumentalities. Investments in foreign companies and agencies or instrumentalities of foreign governments made by the Income Fund usually will involve currencies of foreign countries. Investments may be on a hedged or unhedged basis and may be short-term or long-term, without protection from changes in currency rates. Risks and special considerations applicable to investing in foreign countries are described below under "Risk Factors and Special Considerations." Under normal market conditions, the Income Fund may invest a substantial portion of its assets in money market instruments of the types described below under "Additional Investments -- Money Market Instruments" for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses.


Under unstable market conditions, when GEIC deems it advisable, the Income Fund may assume a temporary defensive measure and without limitation hold cash and/or
invest  in  money  market   instruments  of  the  types
described below under "Additional Investments -- Money Market Instruments." Included among the money market instruments in which the Fund may invest are repurchase agreements, the risks and special considerations of which are described below under "Risk Factors and Special Considerations -- Repurchase and Reverse Repurchase Agreements."

The Income Fund, in addition to investing as described above, may hold the following types of instruments: repurchase agreements if collateralized by Government Securities or other securities rated at least AA by S&P, illiquid securities, Rule 144A Securities, securities of supranational agencies, securities of other investment funds, zero coupon obligations, floating and variable rate instruments and participation interests in certain Municipal Obligations. In addition, the Income Fund may engage in the following types of investment techniques and strategies: purchasing put and call options on securities, writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, entering into mortgage dollar rolls and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further
Information: Certain Investment Techniques and Strategies."


Investing in accordance with the Income Fund's objective, policies and restrictions resulted in a portfolio turnover rate of 201% in 1996 and 367% in 1995. See "Portfolio Transactions and Turnover" below for further information on portfolio turnover rates.



Elfun Money Market Fund

Elfun Money Market Fund (the "Money Market Fund") was organized as a common law trust in the State of Connecticut on July 15, 1989. The investment objective of the Money Market Fund is to seek a high level of current income consistent with prudent investment management and the preservation of capital. In seeking its objective, the Money Market Fund invests in the following U.S. dollar denominated, short-term money market instruments: (1) Government Securities; (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper and other short-term corporate debt securities, including those with floating or variable rates of interest; (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (6) securities issued by foreign issuers; (7) repurchase agreements; and (8) any other short-term U.S. dollar denominated money market instruments that the Trustees of the Fund determine present minimal credit risks. The percentage of the Money Market Fund's assets invested in securities issued by foreign governments, political subdivisions, agencies or instrumentalities will vary depending on the relative yields of the securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of those countries, but will in no event exceed 10% of the Fund's assets.


The Money Market Fund limits its portfolio investments to securities that the Trustees determine present minimal credit risk and that are "Eligible
Securities" at the time of acquisition by the Fund. "Eligible Securities" as used in this Prospectus means securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (1) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer or (2) one NRSRO, if only one NRSRO has issued such a rating at the time that the Money Market Fund acquires the security. Currently, six organizations are NRSROs: S&P, Moody's, Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc., and Thomson BankWatch Inc. A discussion of the ratings categories is contained in the Appendix to the Statement of Additional Information. By limiting its investments to Eligible Securities, the Money Market Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the SEC under the 1940 Act. In addition, the Money Market Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities"), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Money Market Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund's total assets in the securities of a single issuer for a period of up to three business days, so long as (1) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (2) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEIC in accordance with procedures established by the Trustees. The Money Market Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. The Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The assets of the Money Market Fund will be valued on the basis of amortized cost, as described below under "Net Asset Value."

The Money Market Fund, in addition to investing as described above, may hold illiquid securities, Rule 144A Securities and securities of other investment funds, and may purchase floating and variable rate demand notes and bonds. In addition, the Money Market Fund may engage in the following types of investment techniques and strategies: entering into reverse repurchase agreements, entering into securities transactions on a when-issued or delayed delivery basis, selling securities short against the box and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations" and in "Further Information: Certain Investment Techniques and Strategies."


Additional Investments

Some or all of the Funds may invest in the types of instruments and engage in the types of strategies described in detail below. These instruments and strategies may be subject to the risks and special considerations described below under "Risk Factors and Special Considerations."

The Annual Report contains information regarding relevant market conditions and investment strategies and techniques pursued by GEIC during 1996, and is available to unitholders without charge upon request made to the Funds at the address listed on the front cover page of this Prospectus.


Money Market Instruments. The types of money market instruments in which each Fund, other than the Money Market Fund, may invest directly or indirectly through its investment in the GEI Short-Term Investment Fund described below are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest,
(iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements. Each Fund, other than the Money Market Fund, may also invest in the GEI Short-Term Investment Fund (the "Investment Fund"), an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by GEIC or its affiliate GE Investment Management Incorporated ("GEIM"). The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. The Income Fund and the Tax-Exempt Fund are authorized to invest up to 25% of their assets in the Investment Fund; Elfun Trusts, the Diversified Fund and the Global Fund may invest up to 5% of their assets in the Investment Fund.


Each of the Funds may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if GEIC determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

Each  Fund,  other  than the Money  Market  Fund,  may  invest  in money  market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Elfun Trusts, the Global Fund and the Tax-Exempt Fund may invest in these instruments only if they are rated AAA or AA by S&P or Aaa or Aa by Moody's or have received an equivalent rating from another NRSRO, or, if unrated, are deemed by GEIC to be of equivalent quality. The Diversified Fund and the Income Fund may invest in such money market instruments if they are rated no lower than B by S&P or Moody's or have received an equivalent rating from another NRSRO, or, if unrated, are deemed by GEIC to be of equivalent quality. Commercial paper held by a Fund, other than the Money Market Fund, may be rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and S&P is contained in an Appendix to the Statement of Additional Information.

Repurchase and Reverse Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of a Fund will be monitored on an ongoing basis by GEIC to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. GEIC also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements. Income derived by the Tax-Exempt Fund when engaging in a repurchase agreement is not exempt from Federal income taxation.

The Money Market Fund may engage in reverse repurchase agreements, subject to its investment restrictions. A reverse repurchase agreement, which is considered a borrowing by the Money Market Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. The Money Market Fund will use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and cash payments of dividends and distributions when the sale of the Fund's securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to the Money Market Fund's obligations with respect to reverse repurchase agreements are segregated and maintained with the Fund's custodian or designated sub-custodian.

Non-publicly Traded and Illiquid Securities. The Tax-Exempt Fund and the Money Market Fund may each invest up to 5% of its assets in non-publicly traded securities. Elfun Trusts, the Global Fund, the Diversified Fund and the Income Fund may each invest up to 10% of its assets in such securities. Non-publicly traded securities are securities that are subject to contractual or legal restrictions on transfer, excluding, for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by each Fund's Board of Trustees based upon the trading markets for securities. In addition, each Fund, other than the Money Market Fund and the Tax-Exempt Fund, may invest up to 10% of its assets in "illiquid securities"; the Money Market Fund may not, under any circumstance, invest in illiquid securities. In no event, however, will any Fund's investments in illiquid and non-publicly traded securities, in the aggregate, exceed 10% of its assets (5% in the case of the Tax-Exempt Fund). Illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities that are held by a Fund take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that GEIC has determined are not liquid under guidelines established by the Fund's Board of Trustees. In addition, securities which, if sold, might position the Income Fund or the Tax-Exempt Fund as an underwriter under the Securities Act of 1933 will be deemed to be illiquid.

Indexed Securities. The Diversified Fund and the Income Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Funds will bear the market risk of the reference instrument.


Purchasing Put and Call Options on Securities. Each Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indexes, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund's net assets.

Covered Option Writing. Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Funds with option-writing authority will write only options that are covered. A put or call option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SECto be permissible. See "Strategies Available to Some But Not All Funds -- Covered Option Writing" in the Statement of Additional Information for specific situations where put and call options will be deemed to be covered by a Fund.


A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. To facilitate closing purchase transactions, the Funds with option-writing authority will ordinarily write options only if a secondary market for the options exists on a U.S. or foreign securities exchange or in the over-the-counter market.


Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position.

Securities Index Options. In seeking to hedge all or a portion of its investments, a Fund, other than the Money Market Fund, may purchase and write put and call options on securities indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indexes include securities held in the Fund's portfolio. The Funds with such option-writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.


A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indexes do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date.


A securities index option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible. See "Strategies Available to Some But Not All Funds -- Covered Option Writing" in the Statement of Additional Information for specific situations where securities index options will be deemed to be covered by a Fund. If the Fund has written a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written.


Futures and Options on Futures. Each Fund, other than the Money Market Fund, may enter into financial and stock or bond index futures contracts and options on financial futures contracts, securities (limited to debt securities in the case of the Tax-Exempt Fund) and, in the case of the Diversified Fund, interest rate futures contracts and options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Fund will enter into a transaction involving futures and options on futures for speculative purposes.


A Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the SEC staff is that a Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or liquid assets and segregated with the Trust's custodian or designated sub-custodian or "covered" in a manner similar to that for covered options on securities (see "Strategies Available to Some But Not All Funds --

Covered Option Writing" in the Statement of Additional Information) and designed to eliminate any potential leveraging.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.


Forward Currency Transactions. The Income Fund, the Global Fund and the Diversified Fund may each hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. No Fund will enter into forward currency transactions for speculative purposes. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that a Fund's forward currency contracts are not used to achieve investment leverage, cash or readily marketable securities will be segregated with the Fund's custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund's commitment with respect to the contracts.


Upon maturity of a forward currency contract, a Fund may (1) pay for and receive the underlying currency, (2) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (3) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund may also be able to negotiate such an offset prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by GEIC. A Fund's exposure with respect to forward currency contracts is limited to the amount of the Fund's aggregate investments in instruments denominated in foreign currencies.

Options on Foreign Currencies. The Income Fund, the Global Fund and the Diversified Fund may each purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Funds with such option-writing authority write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. and foreign exchanges or in the over-the-counter market. Premiums paid on a Fund's options on foreign currencies will be limited to 5% of the value of the Fund's total assets.


Investment Restrictions

Each Fund has adopted certain fundamental investment restrictions that may not be changed without approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Included among those fundamental restrictions are those listed below.

1. Investment in the Securities of any one Issuer. (a) No Fund may invest more than 5% of its total assets in the securities (other than Government Securities and, in the case of the Global Fund, other than securities issued or guaranteed by a foreign country or its instrumentalities) of a single issuer, except that up to 25% of the value of the assets of the Money Market Fund, the Income Fund and the Tax-Exempt Fund may be invested without regard to this limitation. (b) No Fund may purchase more than 10% (or 15%, in the case of the Income Fund, the Tax-Exempt Fund and the Global Fund) of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction. (c) No Fund may purchase more than 10% of the outstanding voting securities of any one issuer. Securities of a foreign government will be treated as a single issuer for purposes of this restriction. The Tax-Exempt Fund will regard each state and each of its political subdivisions, agencies and instrumentalities as a single issuer; if private companies are responsible for payment of principal and interest, the Tax-Exempt Fund will regard each as a separate issuer for purposes of this restriction.

2. Investment in a Particular Industry. No Fund may invest more than 25% of the value of its total assets in the securities of issuers in any one industry. The Tax-Exempt Fund may invest more than 25% of the value of its total assets in securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government. In addition, domestic bank obligations held by the Money Market Fund and the Tax-Exempt Fund are excluded from this restriction.

3. Borrowing. The Funds may not borrow money, except that (i) the Money Market Fund may enter into reverse repurchase agreements, (ii) the Tax-Exempt Fund may borrow for long-term or leveraging purposes in an amount not to exceed 10% of the value of its total assets and (iii) each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed, in the case of the Income Fund and the Tax-Exempt Fund, 10% of the value of the Fund's total assets, and in the case of the Global Fund, the Diversified Fund and the Money Market Fund, 20% of the value of the Fund's total assets. The Global Fund, Elfun Trusts and the Diversified Fund can borrow money from banks with minimum assets of one billion dollars as long as, immediately after the borrowing, asset coverage of 300% exists. Whenever borrowings (including reverse repurchase agreements) of 5% or more of either the Income Fund's, the Global Fund's, the Diversified Fund's or the Money Market Fund's total assets are outstanding, the respective Fund will not make any additional investments.

4. Lending. No Fund may lend its assets or money to other persons, except through (a) lending its portfolio securities in an amount not to exceed 30%, in the case of Elfun Trusts', the Global Fund's and the Diversified Fund's, or 33-1/3% in the case of the Income Fund's, the Tax-Exempt Fund's or the Money Market Fund's, net assets taken at market value; (b) in the case of the Global Fund or the Diversified Fund, the purchase of obligations of persons not in control of, or under common control with, the Fund (including obligations of restricted securities); (c) in the case of the Income Fund, entering into repurchase agreements; (d) in the case of the Income Fund and the Tax-Exempt Fund, entering into security lending agreements and purchasing debt obligations; and (e) in the case of Elfun Trusts, the Income Fund and the Tax-Exempt Fund, trading in financial futures contracts, options on financial futures contracts, securities indices and securities. The Tax-Exempt Fund will not make any loan if more than 20% of its assets would be subject to security lending agreements.

For purposes of investment restriction 1(a) above, the Global Fund has undertaken not to invest more than 5% of its assets in securities issued or guaranteed by a foreign country or its instrumentalities. For purposes of investment restriction 1(b), the Income Fund, the Tax-Exempt Fund and the Global Fund have undertaken not to purchase more than 10% of the outstanding securities of any class of issuer. For purposes of investment restriction 2, the Tax-Exempt Fund has undertaken to include domestic bank obligations when determining the percentage of its total assets to be invested in any one industry. See the Funds' Statement of Additional Information for further information.


Risk Factors and Special Considerations

Investing in the Funds involves risk factors and special considerations, such as those described below:


General. GEIC's principal officers, directors and portfolio managers serve in similar capacities with respect to GEIM, which like GEIC is a wholly-owned subsidiary of GE. GEIM and GEIC collectively provide investment management services to various institutional accounts with total assets, as of December 31, 1996, in excess of $57.9billion. An investment in shares of any Fund, however, should not be considered to be a complete investment program.

Debt Instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its units will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.


Certain Investment Grade Obligations. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Low-rated Securities. Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as "junk bonds"). Low-rated and comparable unrated securities (collectively referred to as "low-rated" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

Although the market values of low-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish a Fund's ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund's net asset value.


Non-Publicly Traded and Illiquid Securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that GEIC deems representative of their value, the value of the Fund's net assets could be adversely affected.


Repurchase and Reverse Repurchase Agreements. A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will, in particular, be subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Money Market Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Money Market Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or the American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Investment in Foreign Securities. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

Currency Exchange Rates. A Fund's unit value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Investing in Developing Countries. Each Fund other than the Tax-Exempt Fund may invest in securities issued by companies located in developing countries. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Municipal Obligations. Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from Federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. GEIC will not review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel. The Tax-Exempt Fund may invest without limit in debt obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the Tax-Exempt Fund should any of the related projects or facilities experience financial difficulties.

In past years, the U.S. Government has enacted various laws that have restricted or diminished the income tax exemption on various types of Municipal Obligations and may enact other similar laws in the future. If any such laws are enacted that would reduce the availability of Municipal Obligations for investment by the Tax-Exempt Fund so as to affect the Fund's unitholders adversely, the Fund will reevaluate its investment objective and policies and might submit possible changes in its structure to its unitholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable for Federal income tax purposes, the Tax-Exempt Fund would treat the security as a permissible taxable money market instrument within the applicable limits set forth in this Prospectus.

Covered Option Writing. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option's exercise over the Fund's acquisition cost of the security, less the premium received for writing the option. In addition, no assurance can be given that a Fund will be able to effect closing purchase transactions at a desired time. The ability of a Fund to engage in closing purchase transactions with respect to options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities options only if a liquid secondary market appears to exist for the option purchased or sold, no such secondary market may exist or the market may cease to exist.

A Fund will engage in hedging transactions only when deemed advisable by GEIC. Successful use by a Fund of options will depend on GEIC's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

Securities Index Options. Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when GEIC desires that a Fund engage in such a transaction.

Futures and Options on Futures. The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Furthermore, because any income earned from transactions in futures contracts and related options will be taxable, GEIC anticipates that the Tax-Exempt Fund will invest in these instruments only in unusual circumstances, such as when GEIC anticipates a significant change in interest rates or market conditions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

Forward Currency Transactions. In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon GEIC's special skills and experience with respect to those instruments and will usually depend upon GEIC's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.

The Fund's ability to dispose of a position in forward currency contracts will depend on the availability of active markets in those instruments, and GEIC cannot now predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

Options on Foreign Currencies. Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund's position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

Instruments and Strategies Involving Special Risks. Certain instruments in which the Funds can invest and certain investment strategies that the Funds may employ could expose the Funds to various risks and special considerations. The instruments presenting risks to a Fund that holds the instruments are: Rule 144A Securities, depositary receipts, securities of supranational agencies, securities of other investment funds, municipal leases, floating and variable rate instruments, participation interests, zero coupon obligations, Municipal Obligation components, custodial receipts, mortgage related securities, government stripped mortgage related securities, and asset-backed and receivable-backed securities. Among the risks that some, but not all, of these instruments involve are lack of liquid secondary markets and the risk of prepayment of principal. The investment strategies involving special risks to some or all of the Funds are: engaging in when-issued or delayed delivery transactions, lending portfolio securities, borrowing for long-term or leveraging purposes and selling securities short against the box. Among the risks that some, but not all, of these strategies involve are increased exposure to fluctuations in market value of the securities and certain credit risks. See "Further Information: Certain Investment Techniques and Strategies" for a more complete description of these instruments and strategies.


PORTFOLIO TRANSACTIONS AND TURNOVER
================================================================================

The Boards of Trustees of the Funds have determined that, to the extent consistent with applicable provisions of the 1940 Act and rules thereunder, transactions for a Fund may be executed through a broker-dealer affiliated with the Funds, if, in the judgment of GEIC, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate consistent with that payable by the Fund to other broker-dealers on comparable transactions. Under rules adopted by the SEC, an affiliated broker-dealer may not execute transactions for a Fund on the floor of any national securities exchange, but may effect transactions by transmitting orders for execution providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with the affiliated broker-dealer. The affiliated broker-dealer will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation that it receives from a Fund.


A 100% annual turnover rate would occur if all of a Fund's securities were replaced one time during a period of one year. Short-term gains realized from portfolio turnover are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in brokerage commissions. GEIC does not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund's investment objective and policies. The Statement of Additional Information contains additional information regarding portfolio transactions and turnover.



MANAGEMENT OF THE FUNDS
================================================================================

Board of Trustees

Overall responsibility for management and supervision of the Funds rests with each Fund's Board of Trustees. The Trustees appoint the Funds' auditors, elect the Trustees, supervise the management and affairs of the Funds and review the performance of the investment adviser. The day-to-day operations of the Funds have been delegated to GEIC. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Funds.

Portfolio Management


David B. Carlson is the Portfolio Manager of Elfun Trusts and is also responsible for the management of the domestic equity related investments of the portfolio of the Diversified Fund. Mr. Carlson has served Elfun Trusts as a Portfolio Manager since 1988 and has served the Diversified Fund as a Portfolio Manager since 1992. He has more than 14 years of investment experience and has held positions with GEIM or GEIC, or their predecessors (collectively referred to as "GE Investments"), since 1982. Mr. Carlson is currently a Senior Vice President of GE Investments.


Robert R. Kaelin is the Portfolio Manager of the Tax-Exempt Fund and has served in that capacity since 1984. He has more than 27 years of investment experience and has held positions with GE Investments since 1984. Mr. Kaelin is currently a Senior Vice President of GE Investments.


Ralph R. Layman is a Co-Portfolio Manager of the Global Fund and has served the Fund in portfolio management capacity since 1991. Mr. Layman is also responsible for the management of the international equity related investments of the Diversified Fund and has served in that capacity since March 1997. He has more than 17 years of investment experience and has held positions with GE Investments since 1991. From 1989 to 1991, Mr. Layman served as an Executive Vice President, Partner and Portfolio Manager of Northern Capital Management, and prior thereto, served as Vice President and Portfolio Manager of Templeton Investment Counsel. Mr. Layman is currently an Executive Vice President of GE Investments.

Robert A. MacDougall leads a team of portfolio managers for the Income Fund and is also responsible for the management of fixed income related investments of the portfolio of the Diversified Fund. Mr. MacDougall has served those Funds since 1986. He has more than 13 years of investment experience and has held positions with GE Investments since 1986. Mr. MacDougall is currently an Executive Vice President of GE Investments.

Michael J. Solecki is a Co-Portfolio Manager of the Global Fund and has served in that capacity since March 1997. He has more than six years of investment experience and has held positions with GE Investments since 1990. Mr. Solecki is currently a Vice President of GE Investments.


GEIC investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Investment Adviser


GEIC, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, serves as the investment adviser of each Fund. GEIC, which was formed under the laws of Delaware in 1977, is a wholly-owned subsidiary of GE and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. GEIC also serves as investment adviser to the General Electric Pension Trust and, under the General Electric Savings and Security Program, serves as investment adviser to the GE S&S Program Mutual Fund and the GE S&S Long Term Interest Fund.

GEIC's principal officers and directors serve in similar capacities with respect to GEIM, which like GEIC is a wholly-owned subsidiary of GE, and which currently acts as the investment adviser of GE Premier Growth Equity Fund, GE U.S. Equity Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, GE Global Equity Fund, GE International Equity Fund, GE Short-Term Government Fund, GE Strategic Investment Fund, GE Money Market Fund (collectively, the "GE Funds") and two other GEFunds, GE International Fixed Income Fund and GE Mid-Cap Growth Fund, which as of the date of this Prospectus have not yet commenced operations, and other institutional accounts, including Financial Investors Trust since March 1997 and the investment portfolios of Variable Investment Trust, currently consisting of five portfolios offered only to insurance companies that fund certain variable contracts. In addition, GEIM acts as investment sub-adviser to PaineWebber Global Equity Fund, a series of PaineWebber Investment Trust, since its inception in 1991, the Global Growth Portfolio of PaineWebber Series Trust and Global Small Cap Fund Inc. since March 1995, the International Equity Portfolio of the IDEX Series Fund since its inception in February 1997, and since their inception in January 1997, the International Equity Portfolio and U.S. Equity Portfolio of the WRL Series Fund, Inc., which are offered only to insurance companies that fund certain variable contracts. GE Investments provides investment management services to various institutional accounts with total assets, as of December 31, 1996, in excess of $57.9 billion, of which approximately $11.7 billion is invested in mutual funds. Through GE Investments, GE has nearly 70 years of investment management experience.


As a Fund's investment adviser, GEIC, subject to the supervision and direction of each Fund's Board of Trustees, manages the Fund's portfolio in accordance with its investment objective(s) and stated policies, makes investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio transactions.


Expenses of the Funds

The management fee charged to the Funds by GEIC is the reasonable cost, both direct and indirect, incurred by GEIC in providing advisory and administration services. Direct and indirect costs incurred by GEIC for a Fund are charged to the Fund and are paid out of, or reimbursed to GEIC from, gross income. The costs to be charged to a Fund include: SEC fees, state Blue Sky qualification fees, fees of custodians, transfer and dividend disbursing agents (including fees and expenses incurred by GEIC as the Funds' unitholder servicing agent (the "Servicing Agent")), industry association fees, external accounting, audit and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to unitholder services (including, without limitation, telephone and personnel expenses), costs of preparing and pricing unitholders' reports, prospectuses and statements of additional information and holding meetings, the direct and indirect cost of GEIC personnel providing investment advisory and other services to the Fund. Some of these costs may be incurred directly by the Funds. While Trustees who are employees of GE serve as trustees without compensation, each Fund is required to reimburse GEIC for the portion of the remuneration such persons receive from GE which is allocable to the time they spend on Fund matters in their capacity as GEIC employees. In addition, the following costs and expenses will be incurred directly by a Fund: taxes, brokerage fees and expenses, interest on borrowings and extraordinary expenses.


For the year ended December 31, 1996, the total expenses of each Fund and the portion of those expenses that were paid to GEIC for advisory and administration services, respectively, were in aggregate dollar amount and as a percentage of net assets as follows: Elfun Trusts -- $1,785,000 (.13%) and $818,000 (.06%),
the Global Fund -- $416,000 (.25%) and $106,000 (.06%), the Diversified Fund -- $252,000 (.28%) and $62,000 (.07%), the Tax-Exempt Fund -- $1,675,000 (.13%) and
$767,000 (.06%),  the Income Fund -- $525,000 (.24%) and $147,000 (.07%) and the
Money Market Fund -- $393,000 (.31%) and $87,000 (.07%).


Annual costs are estimated and accrued daily so as not to create dramatic fluctuations in Unit pricing.

PURCHASE OF UNITS
================================================================================
General

Units of the Funds are sold at the net asset value per Unit next determined after receipt and acceptance of the unitholder's check or funds. For a description of the manner of calculating a Fund's net asset value, see "Net Asset Value."

For unitholder convenience and in the interest of economy, the Funds no longer issue physical certificates representing Units in any Fund ("Certificate Units"). Ownership of Units is evidenced by Statements of Account representing Units issued in book-entry form ("Bookunits").

The minimum initial investment in the Global Fund, the Diversified Fund and the Money Market Fund is $100 and the minimum for subsequent investments is $25. The minimum for any purchase by payroll deduction (including initial investment) is $25 per month. Purchase orders for Units of a Fund will be accepted by the Fund only on a day on which the Fund's net asset value is calculated. See "Net Asset Value" below. The Fund may in its discretion reject any order for the purchase of Units of a Fund.

With respect to all purchases, dividends begin to accrue on the next business day following the receipt of the unitholder's check or funds.

Units of the Funds may be purchased as follows:

By Mail. Investors may send a cash purchase application form and a check made payable to the applicable Fund in U.S. currency and drawn on a U.S. bank along with account information and instructions to:

                               Elfun Mutual Funds
                                  P.O. Box 8309
                              Boston, MA 02266-8309


For overnight package delivery:


                               Elfun Mutual Funds
                     c/o Boston Financial Data Services Inc.
                               Two Heritage Drive
                                Quincy, MA 02171

A Statement of Account will be sent acknowledging the purchase.


A purchase of Units of a Fund will be effected in accordance with a completed order at the Fund's net asset value next determined after receipt of the application. If the check used for the purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. Checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a U.S. bank.


By Wire Transfer. Investors can purchase Units of a Fund by transferring funds by wire from the unitholder's bank account to the Fund. The unitholder's bank may charge a fee for this service. The Servicing Agent should be contacted concerning the details of wire transfers.

By Payroll Deduction. An investor can purchase Units of a Fund (minimum of $25 per monthly transaction) automatically on a regular basis by furnishing a completed Payroll Deduction Authorization Elfun Mutual Funds Form to their Servicing Agent. Statements of Account are sent on a quarterly basis to those who invest through payroll deductions.

By Automatic Investment Plan. Investors may arrange to make purchases of shares automatically on a monthly basis by electronic funds transfer (minimum $25 per transaction) from the checking, NOW, bank money market deposit account or credit union account designated by the investor if their bank or credit union is a member of an automated clearing house or by preauthorized checks drawn on their bank or credit union account. Unitholders will receive written confirmation (for all Funds other than the Money Market Fund on a quarterly basis, and for the Money Market Fund, on a monthly basis) for every transaction and a debit entry will appear on the bank or credit union statement. To make arrangements for automatic monthly investments, call the Funds at 1-800-242-0134 for further information. Investors may change the purchase amount or terminate this privilege at any time.

The Funds may modify or terminate this privilege at any time or charge a service fee; however, no service fee is currently contemplated.


Subsequent Purchase of Units

Investors may purchase additional Units of a Fund at any time in the manner outlined above. All payments should clearly indicate the investor's account number.


Elfun Retirement Accounts

Units of each of the Funds, other than the Tax-Exempt Fund, are available for purchase by an Elfun Individual Retirement Account ("Elfun IRA"). Individuals eligible to hold Units who are wage earners and under the age of 70 1/2 may establish their own Elfun IRA. They may make annual contributions from qualified income up to the lesser of $2,000 or 100% of the individual's compensation (and an additional $2,000 for a spouse). If one contributes $4,000, the amount must be divided between two accounts, one for each spouse, but not more than $2,000 in either account. Under certain circumstances, contributions to an Elfun IRA will be deductible for Federal income tax purposes.


REDEMPTION OF UNITS
================================================================================

Redemptions in General


Units may be redeemed and their proceeds remitted to the unitholder or transferred to another Fund either by telephonic request or by mail. Units of a Fund may be redeemed on any day on which the Fund's net asset value is calculated as described below under "Net Asset Value." A duly executed redemption form received by mail in proper form will be effected at the net asset value per Unit next determined. If the unitholder has completed and returned a telephone redemption form, the unitholder may request that the proceeds be transferred by wire to the bank account specified in the form or transferred to another Fund. Telephonic redemption requests received before the close of trading on the NYSE (currently 4:00 p.m. New York time) will be effected at the net asset value as determined for that day. If the request is received after the close of trading on the NYSE (currently 4:00 p.m. New York time), the Units will be valued at the net asset value determined for the next business day.


The value of each Unit on redemption may be more or less than the unitholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Dividends are earned through and including the date of receipt of the redemption request. For Federal income tax purposes, a redemption of Units (including a redemption and transfer to another Fund or a transfer to an Elfun
IRA) may result in a unitholder realizing a taxable gain or loss.

The Trustees of a Fund may suspend the unitholders' right of redemption or postpone the date of payment for any period during which (1) trading on the NYSE is closed for other than weekends and holidays or during which trading on the NYSE is restricted, (2) an emergency exists as a result of which disposal by the Fund of its investments is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) the SEC may by order permit for the protection of unitholders of the Fund.

A unitholder of the Money Market Fund must maintain a minimum investment in the Fund of $100, so that care should be exercised to ensure that redemptions do not reduce the unitholder's investment below this minimum. Two exceptions exist to this minimum investment requirement: an account established by an Elfun IRA and an account established by payroll deductions which does not yet have a $100 account balance. In the case of a payroll deduction account with a balance that has exceeded $100, however, the unitholder is not permitted to redeem Units if the redemption would reduce the account balance below $100 (except to close the account). If the unitholder's account balance is less than $100 (except in the two cases described above), the Money Market Fund may automatically redeem the Units in the account and remit the proceeds to the unitholder so long as the unitholder is given 30 days' prior written notice of the action. In addition, if the unitholder has checkwriting privileges, redemption of $100 or more may be made by writing a check either to the unitholder or to a third party.

Units of a Fund may be redeemed in either of the following two ways:


Redemption by Mail

To redeem Bookunits, complete the redemption form on the Statement of Account and for Certificate Units complete the redemption form on the reverse side of the certificate and send it to:
                               Elfun Mutual Funds
                                  P.O. Box 8309
                              Boston, MA 02266-8309

For overnight package delivery:

                               Elfun Mutual Funds
                     c/o Boston Financial Data Services Inc.
                               Two Heritage Drive
                                Quincy, MA 02171

Redemptions will be made at the net asset value next computed after receipt of the redemption form less any redemption fee (not, however, to exceed 1%) as the Trustees may from time to time prescribe. At the present time, the Trustees do not contemplate instituting any redemption fee for redemption by mail. Unitholders will be notified in advance in the event that a fee for redemptions by mail is instituted. Names should be signed exactly as they appear on the Statement of Account or certificate.

Signature guarantees are required for all redemptions over $25,000. In addition, signature guarantees are required for requests to have redemption proceeds (1) mailed to an address other than the address of record, (2) paid to other than the shareholder, (3) wired to a bank other than the bank of record, or (4) mailed to an address that has been changed within 30 days of the redemption request. All signature guarantees must be guaranteed by a commercial bank, trust company, broker, dealer, credit union, national securities exchange or registered association, clearing agency, savings association or by Managers of Personnel Accounting of GE or their designated alternates. The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians or persons utilizing a power of attorney. A request for redemption will not be deemed to have been submitted until the Fund receives all documents typically required to assure the safety of a particular account. The Fund may waive the signature guarantee on a redemption of $25,000 or less if it is able to verify the signatures of all registered owners from its accounts.

If the account is a joint account, requests for redemption must be signed by each unitholder. The Fund may take up to seven days to mail the redemption proceeds, but will normally send the payment in less time. Dividends are earned through and including the date of receipt of the redemption request.

Upon request of a unitholder redeeming Units by mail, the unitholder may request that the proceeds be transferred by wire to the unitholder's bank account (which is identified in writing to the Servicing Agent). The minimum amount that may be transferred by wire is $1,000. If no request for wire transfer is made, the proceeds will be mailed to the unitholder.


Redemption by Telephone


Bookunits (not Certificate Units) of a Fund may be redeemed by telephone, although a unitholder first must complete and return to the Servicing Agent a form authorizing redemption of Bookunits by telephone. A telephone redemption form can be obtained from the Servicing Agent. The minimum telephonic redemption request is $1,000 or the entire balance in the account if the amount is less than $1,000. Proceeds from a telephonic redemption request will either be transferred by wire to the unitholder's bank account (which has previously been identified in writing to the Servicing Agent) or by check to the unitholder's address of record or transferred to another Elfun Fund, as the unitholder directs. A single $15 charge will either be assessed by the Fund in connection with each telephonic redemption wire request. The redemption proceeds will either be reduced by this charge or deducted from the balance of the account. There is no fee to redeem Units by telephone if the proceeds are transferred to another Fund or paid by check. See "Transfer Privilege." If the account is registered jointly in the name of more than one unitholder, only one unitholder will be required to authorize redemption of Units by telephone, and the Servicing Agent will be entitled to act upon telephonic instructions of any unitholder of a joint account. Wire transfers will be made directly to the account specified by the unitholder if that bank is a member of the Federal Reserve System or to a correspondent bank if the bank holding the account is not a member. Fees may be imposed by the bank and will be the responsibility of the unitholder. A Fund may modify or terminate the charge assessed with telephonic requests at any time.


Telephonic redemption requests should be made by calling 1-800-242-0134. Except for Money Market Fund transactions, confirmation of telephonic redemptions will be sent within seven days of the date of redemption. Wire transfer of funds will be made within two business days following the telephonic request. Dividends will be earned through and including the date of receipt of the redemption request.

Telephone redemption requests may be difficult to implement in times of drastic economic or market changes. In the event unitholders of a Fund are unable to contact the Fund by telephone, unitholders should write to the Fund at its address set forth on the cover of this Prospectus.

By making a telephonic redemption request, a unitholder authorizes the Servicing Agent to act on the telephonic redemption instructions by any person representing himself or herself to be the unitholder and believed by the Servicing Agent to be genuine. The Fund and the Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and the Servicing Agent's records of such instructions will be binding. If the procedures, which include the use of a personal identification number ("PIN") on the automated telephone system and the provision of written confirmation of transactions effected by telephone, were not employed by the Fund and the Servicing Agent, they could be subject to liability for any loss resulting from unauthorized or fraudulent instructions. As a result of compliance with this policy, if the Servicing Agent follows the procedures outlined above and has a good faith belief that the instructions it received were genuine, the unitholder will bear the risk of loss in the event of a fraudulent redemption transaction.


Automatic Withdrawal Plan

The Automatic Withdrawal Plan ("Withdrawal Plan") permits investors in a Fund to request withdrawal of a specified dollar amount (minimum of $50) on a monthly, quarterly or annual basis. The entire amount of a payment automatically withdrawn pursuant to the Withdrawal Plan is taken from redemption of Units in the investor's account on the twenty-fifth day of each month (or prior to such date if the twenty-fifth is not a business day). Checks for the amount withdrawn are mailed or an electronic funds transfer (if requested by an investor) is processed on the following business day. The withdrawal amount will be "net" after deduction of any redemption fee should any redemption fee be imposed.

Payments made under the Withdrawal Plan do not provide a guaranteed annuity. The minimum rate of withdrawal and minimum investment should not be regarded as recommendations of a Fund. Under any withdrawal plan, continued withdrawals in excess of dividends, distributions and increases in unrealized appreciation, if any, will eventually use up principal, particularly in a period of declining market prices. Unitholders will receive written confirmation of transactions pursuant to the Withdrawal Plan (for all Funds other than the Money Market Fund on a quarterly basis, and for the Money Market Fund on a monthly basis).

A portion of the amount withdrawn may represent a taxable capital gain or loss to the unitholder, depending upon the unitholder's cost. Participation in the Withdrawal Plan may be terminated at any time without penalty upon written notice from the unitholder. The cost of administering the Withdrawal Plan is borne by each Fund as an expense of its unitholders. Further information about the Withdrawal Plan can be obtained from the Servicing Agent.


Involuntary Redemptions

An account of a unitholder of the Money Market Fund (except an IRA account) that is reduced to a value of $100 or less, may be redeemed by the Fund, but only after the unitholder has been given at least 30 days' notice in which to increase the balance in the account to more than $100. Proceeds of such a redemption will be mailed to the unitholder.


Distributions in Kind

If a Fund's Board of Trustees determines that it would be detrimental to the best interests of the Fund's unitholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEIC to be readily marketable. Unitholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.


Checkwriting Privileges

A unitholder of the Money Market Fund may request in an application form or by letter sent to State Street Bank and Trust Company ("State Street" or the "Custodian") that he or she would like checkwriting privileges, which are provided at no cost to the unitholder. The Money Market Fund will provide redemption checks ("Checks") drawn on the unitholder's account. Checks will be sent only to the unitholder of the account and only to the address of record. The application or written request must be manually signed by the unitholder. Checks may be made payable to the order of any person in an amount of $100 or more. Dividends are earned until the Check clears. When a Check is presented to State Street for payment, State Street, as agent, will cause the Money Market Fund to redeem a sufficient number of Units in the unitholder's account to cover the amount of the Check. After clearance, the Check will be returned to the unitholder. Unitholders generally will be subject to the same rules and regulations that State Street applies to checking accounts. Unless otherwise specified in writing to the Servicing Agent, only the signature of one unitholder of a joint account is required on Checks.

Checks may not be written to redeem Units purchased by check until the earlier of (1) the date that good funds are credited to State Street by its correspondent bank or (2) 15 days from the date of receipt of the check utilized to purchase Units. If the amount of the Check is greater than the value of the Units in a unitholder's account, the Check will be returned marked "insufficient funds." Checks should not be used to close an account. Checks written on amounts subject to the hold described above will be returned marked "uncollected." If the Check does not clear, the unitholder will be responsible for any loss that the Money Market Fund or State Street incurs.

The Money Market Fund may modify or terminate the checkwriting privilege at any time on 30 days' notice to participating unitholders. The checkwriting privilege is subject to State Street's rules and regulations and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to Checks drawn on State Street must be given to State Street. Stop payment instructions may be given by calling 1-617-985-8543 (collect).



EXCHANGE PRIVILEGE
================================================================================

Under an exchange privilege offered by the Funds, Units of one Fund may be redeemed and their proceeds remitted to the unitholder or transferred to any other Fund either by telephone request or by mail. See "Redemption by Mail" and "Redemption by Telephone" for a description of the redemption procedure. The privilege is available to unitholders residing in any state in which Units of the Fund being acquired may legally be sold. Transfers can only be made to an account with another Fund held by the unitholder in an identical name and manner. A portion of the amount exchanged may represent a taxable capital gain or loss to the unitholder, depending on the unitholder's cost. Prior to the exchange with another Fund, a unitholder must have a current prospectus for the Fund to which the proceeds are being transferred. A Fund may, upon 60 days' prior written notice to the unitholders of the Fund, materially modify or terminate the exchange privilege with respect to a Fund.



NET ASSET VALUE
================================================================================

With certain limited exceptions, each Fund's net asset value per Unit is calculated by GEIC or the Custodian on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Each Fund's net asset value per Unit is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time), and is computed by adding the value of the Fund's investments plus cash and other assets, deducting liabilities and then dividing the result by the total number of its Units outstanding. The Money Market Fund will seek to maintain a net asset value at $1.00 per Unit for purposes of purchases and redemptions, although no assurance can be given that the Fund will be able to do so on a continuous basis.

Securities that are primarily traded on a foreign exchange generally will be valued for purposes of calculating a Fund's net asset value at the preceding closing value of the securities on the exchange, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the officers of each Fund in a manner authorized by the Fund's Board of Trustees and applied on a consistent basis. A security that is primarily traded on a domestic or foreign securities exchange will be valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. An option that is written or purchased by a Fund generally will be valued at the mean between the last asked and bid prices. The value of a futures contract will be equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the officers of a Fund in a manner authorized by the Fund's Board of Trustees.

All assets and liabilities of a Fund initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the officers of the Fund in a manner authorized by the Board of Trustees and applied on a consistent basis. In carrying out the Board's valuation policies, GEIC may consult with an independent pricing service or services, retained by the Fund. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

All portfolio securities held by the Money Market Fund, and any short-term investments of the other Funds that mature in 60 days or less, will be valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Fund's Board of Trustees determines that amortized cost is fair value.


DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Dividends and Distributions


Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Fund. Dividends derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a unitholder are automatically reinvested (at current net asset value) in additional Units of the Fund (which will be deposited in the unitholder's account) unless the unitholder instructs the Fund, by telephone or in writing, to pay all dividends and distributions in cash. A cash election remains in effect until the unitholder notifies the Fund by telephone or in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the unitholder, the Fund may terminate the unitholder's election to receive dividends and other distributions in cash. Thereafter, the unitholder's subsequent dividends and other distributions will be automatically reinvested in additional Units of the Fund until the unitholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. Unitholders may contact the Servicing Agent for details concerning this election. Unitholders may elect to apply dividends and distributions to the purchase of Units in another Elfun Fund with which they have an account. The account with the other Elfun Fund must be held by the unitholder in the identical name and manner as the account held with the Fund. Dividends attributable to net investment income of the Tax-Exempt Fund, the Income Fund and the Money Market Fund are declared daily and paid monthly. Dividends attributable to the net investment income of Elfun Trusts, the Global Fund and the Diversified Fund are declared and paid annually. If a unitholder redeems all of his Units of the Tax-Exempt Fund, the Income Fund or the Money Market Fund at any time during a month, all dividends to which the unitholder is entitled will be paid to the unitholder along with the proceeds of his redemption. Written confirmations relating to the automatic reinvestment of daily dividends are sent to unitholders within five days following the end of each quarter for the Tax-Exempt Fund and the Income Fund, and within five days following the end of each month for the Money Market Fund. Distributions of any net realized long-term and short-term capital gains earned by a Fund are made annually. These dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All expenses of the Money Market Fund are accrued daily and deducted before declaration of dividends to unitholders. Earnings of the Tax-Exempt Fund, the Income Fund and the Money Market Fund for Saturdays, Sundays and holidays will be declared as dividends on the business day immediately preceding the Saturday, Sunday or holiday.


Each Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of a Fund's unitholders, the Fund will declare and pay dividends of the Fund's net investment income and distributions of the Fund's net capital gains more frequently than stated above.


Taxes

Each Fund is treated as a separate entity for Federal income tax purposes. As a result, the amounts of net investment income and net realized capital gains subject to tax will be determined separately for each Fund.

Each Fund intends to continue to qualify each year as a regulated investment company under the Code. Dividends paid from a Fund's net investment income and distributions of a Fund's net realized short-term capital gains will be taxable to unitholders (other than tax-exempt investors) as ordinary income, regardless of how long unitholders have held their Units of the Fund and whether the dividends or distributions are received in cash or reinvested in additional Units of the Fund. Distributions of a Fund's net realized long-term capital gains will be taxable to unitholders as long-term capital gains, regardless of how long unitholders have held their Units of the Fund and whether the distributions are received in cash or are reinvested in additional Units of the Fund. In addition, as a general rule, a unitholder's gain or loss on a sale or redemption of Units of a Fund will be a long-term capital gain or loss if the unitholder has held the Units for more than one year and will be a short-term capital gain or loss if the unitholder has held the Units for one year or less.

Dividends and distributions paid by the Tax-Exempt Fund, the Income Fund and the Money Market Fund, and distributions of capital gains paid by all the Funds, will not qualify for the Federal dividends-received deduction for corporations. Dividends paid by the Diversified Fund, Elfun Trusts and the Global Fund, to the extent derived from dividends attributable to certain types of stock issued by U.S. corporations, will qualify for the dividends-received deduction for corporations. Some states, if certain asset and diversification requirements are satisfied, permit unitholders to treat their portions of a Fund's dividends that are attributable to interest on U.S. Treasury securities and certain Government Securities as income that is exempt from state and local income taxes. Dividends attributable to repurchase agreement earnings are, as a general rule, subject to state and local taxation.

Dividends paid by the Tax-Exempt Fund that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-interest" dividends that unitholders may exclude from their gross income for Federal income tax purposes if the Fund satisfies certain asset percentage requirements. To the extent that the Tax-Exempt Fund invests in bonds, the interest on which is a specific tax preference item for Federal income tax purposes ("AMT-Subject
Bonds"), any exempt-interest dividends derived from interest on AMT-Subject Bonds will be a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum income tax, and corporate unitholders may incur a larger Federal environmental tax liability through the receipt of dividends and distributions from the Tax-Exempt Fund.

The Tax-Exempt  Fund's net investment  income for dividend  purposes consists of
(i) interest accrued and discount earned on the Fund's assets, (ii) less amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses (e.g., legal, accounting and trustees' fees, if any) of the Fund prorated to such Fund on the basis of its relative net assets. The amortization of market discount on the Tax-Exempt Fund's assets is not included in the calculation of net income, unless the Fund elects to include accrued market discount currently.

Net investment income or capital gains earned by the Funds investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax will vary depending upon the amount of a Fund's assets invested within various countries. The Funds intend to seek to operate so as to qualify for treaty-reduced rates of tax when applicable. In addition, if a Fund qualifies as a regulated investment company under the Code, if certain distribution requirements are satisfied, and if more than 50% of the value of the Fund's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its unitholders. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its unitholders and the unitholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, the Fund will report to its unitholders, in writing, the amount per unit of foreign tax that must be included in each unitholder's gross income and the amount that will be available for deduction or credit. No deduction for foreign taxes may be claimed by a unitholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Federal tax laws require the Funds to withhold 31% of dividends and redemption proceeds for accounts which have not provided a certified social security or tax identification number.

Statements as to the tax status of each unitholder's dividends and distributions are mailed annually. Unitholders will also receive, as appropriate, various written notices after the close of their Fund's taxable year regarding the tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its unitholders during the preceding taxable year, including the amount of dividends that represents interest derived from Government Securities. Unitholders should consult with their own tax advisors with specific reference to their own tax situations.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT
================================================================================

State Street, located at 225 Franklin Street, Boston, Massachusetts 02101, serves as the Funds' custodian, transfer agent and dividend paying agent.


DISTRIBUTOR AND unitholder sERVICING AGENT
================================================================================

GE Investment Services Inc., located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, serves as distributor of the Funds' Units (the "Distributor"). The Distributor, a wholly-owned subsidiary of GEIM, also serves as distributor for the GE Funds.

GEIC serves as the Funds' unitholder servicing agent. As Servicing Agent, GEIC is responsible for processing redemption requests, providing services which assist the Funds' transfer agent and responding to unitholder inquiries. GEIC is reimbursed for the reasonable costs incurred in providing its services as Servicing Agent. The amounts paid by the Funds to GEIC for its services as Servicing Agent for the years ended December 31, 1996, 1995, and 1994 were as follows: Elfun Trusts -- $229,000, $160,000 and $67,000; the Diversified Fund -- $36,000, $35,000 and $16,000; the Global Fund -- $70,000, $70,000 and $32,000;
the Income Fund -- $80,000, $90,000 and $37,000; and the Tax-Exempt Fund -- $141,000, $245,000 and $105,000. For the years ended December 31, 1996 and 1995, the Money Market Fund paid $39,000 and $35,000 to GEIC for its services as Servicing Agent.


If a unitholder has questions about purchases or redemptions of Units, please write to:

                               Elfun Mutual Funds
                               3003 Summer Street
                                 P.O. Box 120065
                             Stamford, CT 06912-0074

or telephone any of the following numbers: 1-800-242-0134 (toll-free), (203) 326-4040 or 8*225-4040 (Dial Comm).


THE FUNDS' PERFORMANCE
================================================================================

Certain information about the Funds' performance is set out below. Further information about the performance of the Funds is contained in the Funds' Annual Report to shareholders which may be obtained upon request without charge.


Yield


From time to time, the yield and effective yield of the Money Market Fund may be included in advertisements or reports to unitholders or prospective investors. Current yield for the Money Market Fund will be based upon income received by a hypothetical investment in a given seven-day period (which period will be stated in the advertisement), and then "annualized" (that is, assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Fund will be calculated in a manner similar to that used to calculate yield, but will reflect the compounding effect of earnings on reinvested dividends. The current seven-day yield and effective seven-day yield as of December 31, 1996 were 5.13% and 6.55%, respectively.

From time to time, a 30-day "yield" for Elfun Trusts, the Tax-Exempt Fund, the Income Fund, the Global Fund and the Diversified Fund and an "equivalent taxable yield" for the Tax-Exempt Fund may be advertised. The yield of a Fund refers to the income generated by an investment in the Fund over the 30-day period identified in the advertisement and is computed by dividing the net investment income per Unit earned by the Fund during the period by the net asset value per Unit on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the Fund's net asset value. The 30-day yield for the period ended December 31, 1996 for the Tax-Exempt Fund and the Income Fund was 5.44% and 6.55%, respectively.



Equivalent Taxable Yield


The equivalent taxable yield of the Tax-Exempt Fund demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield. Equivalent taxable yield is calculated by increasing the yield shown for the Tax-Exempt Fund, calculated as described above, to the extent necessary to reflect the payment of specified tax rates. Thus, the equivalent taxable yield of the Tax-Exempt Fund will always exceed the Fund's yield. Assuming an effective tax rate of 39.6%, for the 30-day period ended December 31, 1996, the equivalent taxable yield of the Tax-Exempt Fund was 8.90%.


The table below shows individual taxpayers how to translate the tax savings from investments such as the Tax-Exempt Fund into an equivalent return from a taxable investment. The yields used below are for illustration only and are not intended to represent current or future yields for the Tax-Exempt Fund, which may be higher or lower than those shown.



                                    FEDERAL TAXABLE EQUIVALENT YIELD TABLE -- 1997 RATES


                                                                                    Tax-Free Yield

                     Federal     Federal   Marginal  4.00%   4.50%    5.00%     5.50%    6.00%   6.50%     7.00%   7.50%    8.00%
       Taxpayer      Taxable       Tax     Federal
Year    Status       Income      Bracket    Rate                               Taxable Equivalent Yield
------------------------------------------------------------------------------------------------------------------------------------

1996    MARRIED     $0-41,200     15.00%   15.00%    4.71%    5.29%   5.88%     6.47%    7.06%   7.65%     8.24%    8.82%    9.41%
                 $41,201-99,600   28.00%   28.00%    5.56%    6.25%   6.94%     7.64%    8.33%   9.03%     9.72%   10.42%   11.11%
                 $99,601-121,200  31.00%   31.00%    5.80%    6.52%   7.25%     7.97%    8.70%   9.42%    10.14%   10.87%   11.59%
                $121,201-151,750  31.00%   31.93%    5.88%    6.61%   7.35%     8.08%    8.81%   9.55%    10.28%   11.02%   11.75%
                $151,751-271,050  36.00%   37.08%    6.36%    7.15%   7.95%     8.74%    9.54%  10.33%    11.13%   11.92%   12.71%
                  OVER $271,050   39.60%   40.79%    6.76%    7.60%   8.44%     9.29%   10.13%  10.98%    11.82%   12.67%   13.51%

1996    SINGLE      $0-24,650     15.00%   15.00%    4.71%    5.29%   5.88%     6.47%    7.06%   7.65%     8.24%    8.82%    9.41%
                 $24,651-59,750   28.00%   28.00%    5.56%    6.25%   6.94%     7.64%    8.33%   9.03%     9.72%   10.42%   11.11%
                 $59,751-121,200  31.00%   31.00%    5.80%    6.52%   7.25%     7.97%    8.70%   9.42%    10.14%   10.87%   11.59%
                $121,201-124,650  31.00%   31.93%    5.88%    6.61%   7.35%     8.08%    8.81%   9.55%    10.28%   11.02%   11.75%
                $124,651-271,050  36.00%   37.08%    6.36%    7.15%   7.95%     8.74%    9.54%  10.33%    11.13%   11.92%   12.71%
                  OVER $271,050   39.60%   40.79%    6.76%    7.60%   8.44%     9.29%   10.13%  10.98%    11.82%   12.67%   13.51%
------------------------------------------------------------------------------------------------------------------------------------

NOTE:  THIS TABLE REFLECTS THE FOLLOWING:

1. THE ABOVE IS A FEDERAL TAXABLE EQUIVALENT YIELD TABLE ONLY. THE EFFECT OF STATE INCOME TAX RATES HAS NOT BEEN FACTORED INTO THE TAXABLE EQUIVALENT YIELD CALCULATION.

2. TAXABLE INCOME EQUALS ADJUSTED GROSS INCOME LESS PERSONAL EXEMPTIONS OF $2,650 LESS THE STANDARD DEDUCTION OF $6,900 ON A JOINT RETURN OR TOTAL ITEMIZED DEDUCTIONS, WHICHEVER IS GREATER. HOWEVER, UNDER THE PROVISIONS OF THE OMNIBUS BUDGET RECONCILIATION ACT OF 1990, ITEMIZED DEDUCTIONS ARE REDUCED BY 3% OF THE AMOUNT OF A TAXPAYER'S AGI OVER $121,200. THIS IS REFLECTED IN THE BRACKETS ABOVE BY HIGHER EFFECTIVE FEDERAL TAX RATES. FURTHERMORE, PERSONAL EXEMPTIONS ARE PHASED OUT FOR THE AMOUNT OF A TAXPAYER'S AGI OVER $121,200 FOR SINGLE TAXPAYERS AND $181,800 FOR MARRIED TAXPAYERS FILING JOINTLY. THIS LATTER PROVISION IS NOT INCORPORATED INTO THE ABOVE BRACKETS.

3. INTEREST EARNED ON MUNICIPAL OBLIGATIONS MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX. THIS PROVISION IS NOT INCORPORATED INTO THE TABLE.

4. THE TAXABLE EQUIVALENT YIELD TABLE DOES NOT INCORPORATE THE EFFECT OF GRADUATED RATE STRUCTURES IN DETERMINING YIELDS. INSTEAD THE TAX RATES USED ARE THE HIGHEST RATES APPLICABLE TO THE INCOME LEVELS INDICATED WITHIN EACH BRACKET.

Total Return


From time to time, the "average annual total return" over various periods of time for each Fund other than the Money Market Fund may be advertised and may be included in supplemental sales literature of the Money Market Fund. This total return figure shows an average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of a Fund's Units and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in Units of the Fund. Figures will be given for recent one-, five- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis). When considering average annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.


A Fund may use "aggregate total return" figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period (again reflecting changes in the Fund's Unit price and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). The Funds' average annual total returns were as follows for the year ended December 31, 1996: Elfun Trusts -- 23.55%; Global Fund -- 16.13%; Diversified Fund -- 14.40%; Tax-Exempt Fund -- 3.60%; Income Fund -- 4.01%; and Money Market Fund -- 5.23%.


Yield and total return figures are based on historical earnings and are thus not intended to indicate future performances. The Statement of Additional Information describes the method used to determine a Fund's yield and total return.


The Trust may also advertise a Fund's distribution rate and/or effective distribution rate. The distribution rate of a Fund represents a measure of dividends distributed for a specified period. The distribution rate of a Fund differs from yield and total return and therefore is not intended to be a complete measure of performance. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations in the Fund's portfolio based on the market value of such obligations (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis). In contrast, the distribution rate is based on the Fund's last monthly distribution, which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.



Comparative Performance Information

In reports or other communications to unitholders of a Fund or in advertising materials, a Fund may compare its performance with (1) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., or similar independent services that monitor the performance of mutual funds, (2) various unmanaged indexes, including the Russell Index, S&P Index, and the Dow Jones Industrial Average or (3) other appropriate indexes of investment securities or with data developed by GEIC derived from those indexes. The performance information may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today. These ranking services or publications may compare a Fund's performance to, or rank it within, a universe of mutual funds with investment objectives and policies similar, but not necessarily identical to, the Fund's. Such comparisons or rankings are made on the basis of several factors, including objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.


FURTHER INFORMATION: CERTAIN INVESTMENT TECHNIQUES AND STRATEGIES
================================================================================


The Funds may engage in a number of investment techniques and strategies, including those described below. No Fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. In addition, no assurance can be given that the use of any practice will have its intended result or that the use of any practice is, or will be, available to any Fund.



Strategies Available to All Funds


When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash, Government Securities or other liquid assets an amount equal to the amount of each Fund's when-issued or delayed-delivery purchase commitments will be segregated with the Fund's custodian or a designated sub-custodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.


Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund's net asset value.

Lending Portfolio Securities. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed, in the case of the Tax-Exempt Fund, the Income Fund and the Money Market Fund, 33-1/3% of the Fund's net assets or, in the case of Elfun Trusts, the Global Fund or the Diversified Fund, 30% of the Fund's net assets taken at value. The Fund's loans of securities will be at least 100% collateralized by cash, letters of credit or Government Securities. The Funds will retain the right to all interest and dividends payable with respect to the loaned securities. When the Funds lend portfolio securities they charge interest at reasonable rates and retain the ability to terminate the loan at any time. Cash or instruments collateralizing a Fund's loans of securities are segregated and maintained at all times with the Fund's custodian or designated sub-custodian in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund is subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially. Income derived by the Tax-Exempt Fund on any loan of its portfolio securities is not exempt from Federal income taxation.

Rule 144A Securities. Each of the Funds may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Fund's limitation on the purchase of illiquid securities, unless the Fund's Board of Trustees determines on an ongoing basis that an adequate trading market exists for the Rule 144A

Securities. A Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board of Trustees has established standards and procedures for determining the liquidity of a Rule 144A Security and will monitor GEIC's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and GEIC cannot predict how this market will develop.


Strategies Available to Some But Not All Funds

Depositary Receipts. Elfun Trusts, the Diversified Fund and the Global Fund may each invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), which are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer, and European Depositary Receipts
("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. Elfun Trusts, the Diversified Fund and the Global Fund may each invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Supranational  Agencies.  The Income Fund,  the  Diversified  Fund and the Money
Market Fund may each invest up to 10% of its assets in securities of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Securities of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.


Investments In Other Investment Funds. Elfun Trusts, the Global Fund, the Income Fund and the Diversified Fund may each invest in investment funds that invest principally in securities in which the Fund is authorized to invest. The Money Market Fund may invest only in other money market funds. Under the 1940 Act, a Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of a Fund's total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the securities of any investment company. Investments by the Funds (other than the Money Market Fund) in the Investment Fund and other accounts advised by GE Investments, is not considered an investment in another investment fund or investment company for purposes of this paragraph and the restrictions just described. To the extent a Fund invests in other investment companies, the Fund's unitholders will incur certain duplicative fees and expenses, including investment advisory fees.


Municipal Leases. Among the Municipal Obligations in which the Tax-Exempt Fund and the Diversified Fund may invest are municipal leases, which may take the form of a lease or an installment purchase or conditional sales contract to acquire a wide variety of equipment and facilities. Interest payments on qualifying municipal leases are exempt from Federal income taxes and state income taxes within the state of issuance. A Fund may invest in municipal leases containing "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract, unless money is appropriated for the purpose by the appropriate legislative body on a yearly or other periodic basis.

Municipal leases that a Fund may acquire will be both rated and unrated. Rated leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. Risks and special considerations applicable to certain investment grade obligations are described above under "Risk Factors and Special Considerations -- Certain Investment Grade Obligations." A Fund may acquire unrated issues that GEIC deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood the lease will not be cancelled will be subject to oversight and approval by the Fund's Board of Trustees.

Municipal leases held by a Fund will be considered illiquid securities unless the Fund's Board of Trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by GEIC to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if GEIC determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal leases in which a Fund may invest have special risks not normally associated with Municipal Obligations. Municipal leases represent a type of financing that has not yet developed the depth of marketability generally associated with other Municipal Obligations. Moreover, although a municipal lease will be secured by financed equipment or facilities, the disposition of the equipment or facilities in the event of foreclosure might prove difficult.

To limit the risks associated with municipal leases, a Fund will invest no more than 5% of its total assets in those leases. In addition, a Fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

Floating and Variable Rate Instruments. The Tax-Exempt Fund, the Income Fund, the Diversified Fund and the Money Market Fund (except as limited below) may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process period. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

The Tax-Exempt Fund, the Income Fund, the Diversified Fund and the Money Market Fund may purchase floating and variable rate demand bonds and notes, which are Municipal Obligations ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund's right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by GEIC for the purchase of Municipal Obligations of each Fund. GEIC, on behalf of a Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio.

Participation Interests. The Tax-Exempt Fund, the Income Fund and the Diversified Fund may purchase from financial institutions participation interests in certain debt obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board of Trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

Zero Coupon Obligations. The Tax-Exempt Fund, the Income Fund and the Diversified Fund may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although none of the Funds will receive any payments on zero coupon securities, prior to their maturity or disposition, they will be required for federal income tax purposes generally to include in their dividends each year an amount equal to the annual income that accrues on their zero coupon securities. Such dividends will be paid from cash assets of the Funds, from the borrowings or liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent the Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risk associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the Funds to pay distributions, the Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result their current income ultimately may be reduced.

The Tax-Exempt Fund, the Income Fund and the Diversified Fund may each invest up to 10% of its assets in zero coupon debt obligations. Zero coupon debt obligations are generally divided into two categories: "Pure Zero Obligations," which are those that pay no interest for their entire life and "Zero/Fixed Obligations," which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon debt obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the life or payment deferral period of the obligation.

Municipal Obligation Components. The Tax-Exempt Fund and the Diversified Fund may each invest in Municipal Obligations the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction
Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

Custodial Receipts. The Tax-Exempt Fund and the Diversified Fund may each acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Municipal Obligations described above. Although under the terms of a custodial receipt, a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Mortgage Related Securities. The mortgage related securities in which the Income Fund and the Diversified Fund will invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in the Income Fund or the Diversified Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Income Fund or the Diversified Fund. Because prepayments of principal generally occur when interest rates are declining, a Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund's yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Income Fund or the Diversified Fund purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

ARMs have interest rates that reset at periodic intervals, thereby allowing the Income Fund and the Diversified Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Income Fund or the Diversified Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. Neither the Income Fund nor the Diversified Fund, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or "caps") for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, the net asset value of the Income Fund or the Diversified Fund may fluctuate more than if it did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for unitholders who redeem their shares of the Income Fund or the Diversified Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Fund or the Diversified Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of GEIC, the Income Fund and the Diversified Fund will limit their investments in these securities, together with other illiquid instruments, to not more than 10% of the value of the net assets of each Fund.

Government Stripped Mortgage Related Securities. The Income Fund and the Diversified Fund may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Income Fund and the Diversified Fund will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when GEIC believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by the Income Fund or the Diversified Fund.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in the Income Fund's or the Diversified Fund's not fully recovering its initial investment in an interest-only government stripped mortgage related security. Under current market conditions, the Income Fund and the Diversified Fund expect that investments in government stripped mortgage related securities will consist primarily of interest-only securities. The sensitivity of an interest-only security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that the Income Fund and the Diversified Fund will be able to effect a trade of a government stripped mortgage related security at a desired time. The Income Fund and the Diversified Fund will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by a Fund's Board of Trustees, each Fund will treat government stripped mortgage related securities as illiquid and will limit the investments of the Income Fund and the Diversified Fund in these securities, together with other illiquid investments, to not more than 10% of the net assets of each Fund.

Asset-Backed and Receivable-Backed Securities. The Income Fund and the Diversified Fund may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARs[sm]") and interests in pools of credit card receivables. CARs[sm] represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs[sm] are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs[sm] may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Income Fund and the Diversified Fund may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with the investment objective and policies of the Income Fund and the Diversified Fund and subject to the review and approval of each Fund's Board of Trustees, the Income Fund and the Diversified Fund may also invest in other types of asset-backed and receivable-backed securities.


Mortgage Dollar Rolls. With respect to up to 25% of its total assets the Diversified Fund may, and with respect to up to 10% of its total assets the Income Fund may, enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. Cash or other liquid assets equal in value to the Fund's obligations with respect to the forward purchase price will be segregated with the Fund's custodian or designated sub-custodian. The benefits derived from the use of mortgage dollar rolls may depend upon GEIC's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.


For financial reporting and tax purposes, the Income Fund and the Diversified Fund propose to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.


Strategies Available to Individual Funds

Borrowing for Long-term or Leveraging Purposes. The Tax-Exempt Fund may borrow, in an amount not to exceed 10% of the value of its total assets for long-term or leveraging purposes. The Tax-Exempt Fund may leverage its investments by purchasing securities with borrowed money. In leveraging its investments, the Tax-Exempt Fund will borrow money only from banks. Borrowing money to purchase securities will increase the Tax-Exempt Fund's exposure to capital risk and higher current expenses. Any gain in the value of securities purchased with borrowed money or income earned from these securities that exceeds the interest paid on the amount borrowed would cause the Tax-Exempt Fund's net asset value per Unit to increase faster than would otherwise be the case. Conversely, any decline in the value of the securities purchased would cause the Tax-Exempt Fund's net asset value per Unit to decrease faster than would otherwise be the case. There can be no assurance that the Tax-Exempt Fund will be able to realize a higher return on its investment portfolio than the then-current interest rate on borrowed money. If the Tax-Exempt Fund's current investment income were not sufficient to meet interest costs on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the Fund's Units.

Short Sales Against the Box. The Money Market Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Money Market Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses.


ADDITIONAL MATTERS
================================================================================

The registration of the Funds under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Funds. As employees' securities companies, the Funds are exempt from certain provisions of the 1940 Act and, as a result, the Funds are precluded from selling to the general public.

Each Fund issues one class of Units. Unitholders have no voting rights except with respect to amendments to the Fund agreement affecting the unitholders' rights and with respect to changes in their Fund's fundamental policies or as may otherwise be required under the 1940 Act. There are no preemptive, subscription or conversion rights. The Funds do not hold annual unitholder meetings, but will call meetings when changes in the fundamental policies or investment restrictions of the Funds are to be voted upon, or as otherwise required by the 1940 Act.

Although each Fund is offering only its own Units, it is possible that a Fund might become liable for a misstatement in the Prospectus about another Fund. The Trustees have considered this factor in approving the use of a single combined Prospectus.

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information incorporated into this Prospectus by reference in connection with the offering of UNITS of Elfun Funds, and if given or made, such other information or representations must not be relied upon as having been authorized by Elfun Funds. This Prospectus does not constitute an offer in any state in which, or to any person to whom, an offer may not lawfully be made.

STATEMENT OF ADDITIONAL INFORMATION


April 29, 1997



ELFUN FUNDS

3003 Summer Street
Stamford, Connecticut 06905
For information, call
(203) 326-4040


*    Elfun Trusts                  *   Elfun Tax-Exempt Income Fund
*    Elfun Global Fund             *   Elfun Income Fund
*    Elfun Diversified Fund        *   Elfun Money Market Fund




                                    Contents
                                                                         Page
                                                                         ----
Investment Objectives And Management Policies.............................  2
Investment Restrictions................................................... 13
Portfolio Transactions and Turnover....................................... 20
Who May Own Fund Units.................................................... 22
Management of the Funds................................................... 22
Purchase of Units......................................................... 28
Redemption of Units....................................................... 29
Transfer Privilege........................................................ 29
Net Asset Value........................................................... 29
Dividends, Distributions and Taxes........................................ 31
The Funds' Performance.................................................... 34
Additional Information.................................................... 37
Independent Auditors...................................................... 37
Financial Statements...................................................... 38


Appendix..................................................................A-1


     This Statement of Additional Information ("SAI") supplements the information contained in the current Prospectus of Elfun Funds, dated April 29, 1997, and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained without charge by calling the Funds at the telephone number listed above. Information regarding the status of unitholder accounts may be obtained by calling the Funds at 1-800-242-0134 or by writing to the Funds at P.O. Box 120074, Stamford, CT 06912-0074. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus.

                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     The Prospectus discusses the investment objectives and policies of the following six managed investment funds (each a "Fund" and collectively the "Funds"): Elfun Trusts, Elfun Global Fund (the "Global Fund"), Elfun Diversified Fund (the "Diversified Fund"), Elfun Tax-Exempt Income Fund (the "Tax-Exempt Fund"), Elfun Income Fund (the "Income Fund") and Elfun Money Market Fund (the "Money Market Fund"). Supplemental information is set out below concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

Strategies Available to All Funds

     Lending Portfolio Securities. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder".

     Government Securities. Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities") in which the Funds may invest are debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation ("FDIC"), Maritime Administration,

Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government, only if General Electric Investment Corporation ("GEIC"), as the Fund's investment adviser, determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

     Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

     A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.


     Ratings as Investment Criteria. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Standard & Poor's Ratings Services, a Division of The McGraw-Hill

Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"), represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by GEIC as initial criteria for the selection of portfolio securities on behalf of the Funds, GEIC also relies upon its own analysis to evaluate potential investments.


     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund, GEIC will consider the event in its determination of whether the Fund should continue to hold the securities. In the event of a lowering of the rating of a security held by the Money Market Fund or a default by the issuer of the security, the Fund will dispose of the security as soon as practicable, unless the Fund's Board of Trustees determines that disposal of the security would not be in the best interests of the Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Strategies Available to Some But Not All Funds


     Securities of Other Investment Companies. A Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. Investments by the Fund (other than the Money Market Fund) in the GEI Short-Term Investment Fund, an investment Fund advised by GE Investment Management Incorporated ("GEIM"), created specifically to serve as a vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by either GEIC or its affiliate GEIM is not considered an investment in another investment company for purposes of this restriction.


     Covered Option Writing. The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (1) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (2) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (3) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (4) if, at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Fund's custodian or a designated sub-custodian. A put option will be deemed covered (1) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Fund's custodian or a designated sub-custodian, or (2) if the Fund continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the custodian or a designated sub-custodian).


     The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

     Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

     So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

     An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. GEIC expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

     A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

     Stock Index Options. A Fund may purchase and write put and call options on stock indexes or stock index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Stock index options may be based on a broad or narrow market index or on an industry or market segment.

     The delivery requirements of options on stock indexes differ from options on stock. Unlike a stock option, which contemplates the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. As a result, successful use by a Fund of options on stock indexes will be subject to GEIC's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual stocks.

     Futures Contracts. No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other

U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Fund's custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

     Although the Funds intend to enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

     If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

     Options on Futures Contracts. An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

     Forward Currency Transactions. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

     Options on Foreign Currencies. Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission (the "SEC"), as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

     Municipal Obligations. The term "Municipal Obligations" as used in the Prospectus and this Statement of Additional Information means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

     Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

     Municipal leases are Municipal Obligations that may take the form of a lease or an installment purchase or conditional sales contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with Municipal Obligations. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other Municipal Obligations. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

     Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. GEIC can not predict with certainty the effect of recent tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, GEIC can not predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. GEIC monitors legislative developments and consider whether changes in the objective or policies of a Fund need to be made in response to those developments.

     Mortgage Related Securities. The average maturity of pass-through pools of mortgage related securities in which the Income Fund and the Diversified Fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

     Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association ("GNMA"), the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

     Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. GEIC assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the Income Fund.

                             INVESTMENT RESTRICTIONS

     Investment restrictions numbered 1 through 18 below have been adopted by the Funds as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Investment restrictions 19 through 31 may be changed by a vote of a Fund's Board of Trustees at any time.

     1. Investment in the Securities of any one Issuer. (a) No Fund may invest more than 5% of its total assets in the securities (other than Government Securities and, in the case of the Global Fund, other than securities issued or guaranteed by a foreign country or its instrumentalities) of a single issuer, except that up to 25% of the value of the assets of the Money Market Fund, the Income Fund and the Tax-Exempt Fund may be invested without regard to this limitation. (b) No Fund may purchase more than 10% (or 15%, in the case of the Income Fund, the Tax-Exempt Fund and the Global Fund) of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction. (c) No Fund may purchase more than 10% of the outstanding voting securities of any one issuer. Securities of a foreign government will be treated as a single issuer for purposes of this restriction. The Tax-Exempt Fund will regard each state and each of its political subdivisions, agencies and instrumentalities as a single issuer; if private companies are responsible for payment of principal and interest, the Tax-Exempt Fund will regard each as a separate issuer for purposes of this restriction.

     2. Investment in a Particular Industry. No Fund may invest more than 25% of the value of its total assets in the securities of issuers in any one industry. The Tax-Exempt Fund may invest more than 25% of the value of its total assets in securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government. In addition, domestic bank obligations held by the Money Market Fund and the Tax-Exempt Fund are excluded from this restriction.

     3. Borrowing. The Funds may not borrow money, except that (i) the Money Market Fund may enter into reverse repurchase agreements, (ii) the Tax-Exempt Fund may borrow for long-term or leveraging purposes in an amount not to exceed 10% of the value of its total assets and (iii) each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed, in the case of the Income Fund and the Tax-Exempt Fund, 10% of the value of the Fund's total assets, and in the case of the Global Fund, the Diversified Fund and the Money Market Fund, 20% of the value of the Fund's total assets. The Global Fund, Elfun Trusts and the Diversified Fund can borrow money from banks with minimum assets of one billion dollars as long as, immediately after the borrowing, asset coverage of 300% exists. Whenever borrowings (including reverse repurchase agreements) of 5% or more of either the Income Fund's, the Global Fund's, the Diversified Fund's or the Money Market Fund's total assets are outstanding, the respective Fund will not make any additional investments.

     4. Lending. No Fund may lend its assets or money to other persons, except through (a) lending its portfolio securities in an amount not to exceed 30%, in the case of Elfun Trusts', the Global Fund's and the Diversified Fund's, or 33 1/3% in the case of the Income Fund's, the Tax-Exempt Fund's or the Money Market Fund's, net assets taken at market value; (b) in the case of the Global Fund or the Diversified Fund, the purchase of obligations of persons not in control of, or under common control with, the Fund (including obligations of restricted securities); (c) in the case of the Income Fund, entering into repurchase agreements; (d) in the case of the Income Fund and the Tax-Exempt Fund, entering into security lending agreements and purchasing debt obligations; and (e) in the case of Elfun Trusts, the Income Fund and the Tax-Exempt Fund, trading in financial futures contracts, options on financial futures contracts, securities indexes and securities. The Tax-Exempt Fund will not make any loan if more than 20% of its assets would be subject to security lending agreements.

     5. Purchase Securities on Margin; Short Sales. No Fund may purchase securities on margin or make short sales, except that the Money Market Fund may make short sales against the box and in order to achieve better net results on portfolio transactions or lower brokerage commission rates, the Global Fund and the Diversified Fund may join with other investment companies or client accounts managed by GEIC in the purchase or sale of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

     6. Participation in the Underwriting of Securities. No Fund may participate in the underwriting of securities or joint trading accounts, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Income and the Tax-Exempt Funds may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

     7. Real Estate. No Fund, other than the Income Fund, may purchase or sell real estate and neither Elfun Trusts nor the Money Market Fund may invest in real estate limited partnership interests, except that a Fund, other than the Tax-Exempt Fund, may (a) engage in the purchase or sale of real estate as necessary to provide it with an office for the transaction of business, (b) invest in the securities of real estate investment trusts or in the securities of companies that invest or deal in real estate, mortgages or interests in real estate or mortgages and (c) invest in securities secured by real estate.

     8. Commodities. No Fund may purchase or sell commodities or commodities contracts, except that each Fund, other than the Money Market Fund, may invest in futures contracts and related options and other similar contracts (including, in the case of the Income Fund, the Global Fund and the Diversified Fund, foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus.

     9. Restricted and Illiquid Securities. No Fund may purchase securities which are illiquid or restricted (as those terms are described below and in the Prospectus), if, in the case of Elfun Trusts, the Income Fund, the Money Market Fund, the Global Fund and the Diversified Fund, more than 10% of the net assets of the Fund would be invested in any combination of these securities, and, in the case of the Tax-Exempt Fund, no more than 5% of the net assets of the Fund would be invested in any combination of these securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities; restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities.

     10. Other Investment Companies. (a) Elfun Trusts, the Global Fund, the Diversified Fund or the Money Market Fund may not invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than the customary broker's commission. (b) Elfun Trusts, the Income Fund, the Global Fund, the Diversified Fund or the Money Market Fund may not invest in the securities of closed-end investment companies if the Fund would own more than 3% of the total outstanding voting stock of the company or more than 5% of the value of the Fund's total assets would be invested in the securities of any one investment company or the aggregate investment by the Fund in all investment companies would have a value in excess of 10% of the Fund's total assets. (c) The Income Fund may not purchase the securities of other investment companies, except for money market funds and investment in equity securities issued by foreign banks provided that all other investment companies having the same adviser as the Income Fund would not own more than 10% of the total outstanding voting securities of the foreign bank. (d) The Tax-Exempt Fund may not invest in the securities of other investment companies. The limitations described above do not apply if the investment is part of a plan of merger, consolidation, reorganization or acquisition.

     11. Foreign Issuers. The Diversified Fund may not invest more than 20% of its total assets in securities issued by foreign issuers that are not listed on a U.S. exchange.

     12. Options. Neither the Income Fund nor the Tax-Exempt Fund may purchase put options on securities if more than 10% of the Fund's net assets would be invested in premiums on options or if the aggregate value of the obligations underlying the put options written by the Fund exceed 50% of the Fund's net assets.

     13. Pledging. Neither the Income Fund nor the Tax-Exempt Fund may pledge, mortgage or hypothecate its assets except (a) to secure borrowings, the Income Fund and the Tax-Exempt Fund may pledge securities which together with all securities previously pledged do not exceed 5% of the Fund's total assets and
(b) the Income Fund and the Tax-Exempt Fund may make premium and margin payments in connection with transactions involving financial futures contracts and options on financial futures contracts, securities indexes and securities.

     14.  Transactions  with  Affiliates.   Neither  the  Income  Fund  nor  the
Tax-Exempt Fund may purchase from or sell to any of its officers or Trustees, or the officers or directors of GEIC, its portfolio securities.

     15. Options, Straddles and Spreads. Neither the Global Fund nor the Diversified Fund may purchase or sell put options, call options, straddles, spreads or combinations of put options, call options, straddles and spreads, except as described in this Statement of Additional Information and the Prospectus, and the Money Market Fund may not purchase or sell put options, call options, straddles, spreads or combinations of put options, call options, straddles and spreads, if the value of the Money Market Fund's aggregate investment in these types of securities would exceed 5% of its total assets.

     16. Mineral Exploration. The Tax-Exempt Fund may not invest in oil, gas, or other mineral leases or production agreements, although the Fund may invest in municipal bonds secured by mineral interests.

     17. Affiliate Ownership. Neither Elfun Trusts, the Tax-Exempt Fund nor the Income Fund may purchase or retain securities of any company if, to the knowledge of GEIC or the Fund's Trustees, officers or Trustees of the Fund or officers and directors of GEIC individually own more than 1/2 of 1% of the outstanding securities of the company and together they beneficially own more than 5% of the securities.

     18. Control/Management. The Tax-Exempt Fund may not invest in companies for the purpose of exercising control or management.

     19. Unseasoned Issuers, Restricted Securities and Illiquid Securities. No Fund may purchase securities if, as a result of the purchase, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years. No Fund may invest more than 15% of its total assets (10% in the case of the Tax-Exempt Fund), in the aggregate, in the securities of unseasoned issuers, restricted securities and illiquid securities, excluding, for purposes of this 15% restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities ("Rule 144A Securities"). In addition, no Fund may invest more than 50% of its net assets in the securities of unseasoned issuers and restricted securities, including, for purposes of this 50% restriction, Rule 144A Securities.

     20. Warrants. No Fund may purchase warrants if, as a result, the investment (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the value of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange, Inc. ("NYSE") or the American Stock Exchange. The Money Market Fund may not invest in any form of warrants.

     21. Mineral Exploration. Neither Elfun Trusts, the Global Fund nor the Diversified Fund may invest in oil, gas, or other mineral exploration or development programs, or leases, although the Funds may invest in securities of companies involved in these programs or leases. The Income Fund may not invest in oil, gas, or other mineral exploration or development programs or partnerships, or leases. The Money Market Fund may not invest in oil, gas, or other mineral exploration or development programs.

     22. Pledging. Neither Elfun Trusts, the Global Fund nor the Diversified Fund may pledge more than 10% of its assets, except as provided in this Statement of Additional Information and in the Prospectus. The Money Market Fund may not pledge, mortgage or hypothecate its assets except for emergency or extraordinary purposes.

     23. Hedging. No Fund may (a) enter into forward foreign currency exchange or futures contracts or foreign currency options contracts to sell foreign currencies, except for the purpose of hedging to protect portfolio securities against the decline in the value of currency or to lock-in the dollar value of an anticipated disbursement or receipt in a foreign currency, (b) purchase and write put and call options on stock indexes, purchase and sell stock index futures and invest in interest in rate futures contracts and options on interest rate futures contracts, except for the purpose of hedging or (c) enter into foreign currency futures if the aggregate margin deposits made by the Fund exceed 5% of the Fund's total assets excluding amounts in-the-money.

     24. Affiliate Ownership. Neither the Global Fund, the Diversified Fund nor the Money Market Fund may purchase or retain securities of any company if, to the knowledge of GEIC or the Fund's Trustees, officers or trustees of the Fund or officers and directors of GEIC individually own more than 1/2 of 1% of the outstanding securities of the company and together they beneficially own more than 5% of the securities.

     25. Control/Management. Neither the Income Fund, the Global Fund or Elfun Trusts may invest in companies for the purpose of exercising control or management.

     26. Real Estate. In connection with the fundamental restriction prohibiting the Tax-Exempt Fund and the Global Fund from investing in real estate, the Tax-Exempt Fund and the Global Fund may not invest in real estate limited partnerships. The Income Fund may not purchase or sell real estate, except that the Fund may (a) engage in the purchase or sale of real estate as necessary to provide it with an office for the transaction of business, (b) invest in the securities of real estate investment trusts in an amount not to exceed 10% of the Fund's net assets or in the securities of companies that invest or deal in real estate, mortgages or interests in real estate or mortgages and (c) invest in securities secured by real estate.

     27. Other Investment Companies. In connection with the fundamental restriction prohibiting the Income Fund from investing in the securities of other investment companies, the Income Fund may not invest in the securities of these other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than the customary broker's commission.

     28. Options. The Money Market Fund may not purchase or sell options on securities, options on stock index futures or financial futures unless they are written by other persons and listed on a national securities or commodities exchange and any premiums on the options held by the Fund may not exceed 20% of the Fund's total net assets. The Global Fund may not write, sell or purchase additional options if as a result thereof the value of the options will exceed 5% of its net assets or if the value of the stock underlying calls written would exceed 25% of its net assets.

     29. Loans. The Trust Agreement of Elfun Trusts does not restrict the power of the Trustees to make loans to individuals. While it is not the policy of the trustees of Elfun Trusts to make loans, the registration statement filed with the SEC under the Securities Act of 1933 and the 1940 Act reserved for Elfun Trusts freedom of action to make interest-bearing loans to unitholders. The loans are to be secured by Elfun Trusts' Units of the unitholder, either with or without other collateral, in principal amounts aggregating not more than 15% of the then total assets of Elfun Trusts. This policy does not restrict the authority of Elfun Trusts with respect to its investment in financial futures contracts and options contracts on financial futures, securities indices and securities.

     30. Investment in the Securities of any one Issuer. (a) The Global Fund will not invest more than 5% of its total assets in the securities (other than Government Securities) of a single issuer. (b) Neither the Income Fund, the Tax-Exempt Fund nor the Global Fund may purchase more than 10% of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction.

     31. Investment in a Particular Industry. The Tax-Exempt Fund will not exclude domestic bank obligations in determining the amount of its assets which may be invested in a particular industry.

     A Fund may make commitments more restrictive than the restrictions listed above to permit the sale of Units of the Fund in certain states. Should a Fund determine that any such commitment is no longer in the best interests of the Fund and its unitholders, the Fund will revoke the commitment by terminating the sale of Units of the Fund in the state involved or may otherwise modify its commitment based on a change in the state's restrictions. The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restrictions numbered 2 and 31, the Funds may use the industry classifications reflected by the Directory of Companies Required to File Annual Reports with the SEC, Bloomberg Inc. and the S&P 500 Composite Stock Price Index. In addition, each Fund may select its own industry classifications, provided such classifications are reasonable.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

     Decisions to buy and sell securities for each Fund will be made by GEIC, subject to review by the Fund's Board of Trustees. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are fixed. No stated commission will be generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     Whenever GEIC deems it to be beneficial to a Fund, it may aggregate the Fund's purchase, sale or other activities with those being performed by GEIC for other customers. In selecting brokers or dealers to execute securities transactions on behalf of a Fund, GEIC will seek the best overall terms available. In assessing the best overall terms available for any transaction, GEIC will consider factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement between each Fund and GEIC, authorizes GEIC, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which GEIC or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund's receiving brokerage and research services. Over-the- counter purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or GEIC is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC.

     The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund's experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund's paying high brokerage commissions.


     During the years ended December 31, 1996, 1995 and 1994 the following commissions were paid to broker-dealers for execution of portfolio transactions:
Elfun Trusts paid $544,168, $483,616 and $611,683, respectively; the Global Fund paid $444,106, $494,655 and $345,730, respectively; and the Diversified Fund paid $53,066, $42,795 and $48,523, respectively. Of such amounts, the following amounts were paid to a broker because of research services provided during the respective year: Elfun Trusts paid $105,806, 212,847 and $204,555, respectively;

the Global Fund paid $34,054, $195,023 and $243,695, respectively; and the Diversified Fund paid $5,183, $7,264 and $8,824, respectively. The Tax-Exempt Fund, the Income Fund and the Money Market Fund made no payments to broker-dealers for execution of portfolio transactions during 1996, 1995 and 1994. During 1994, Elfun Trusts paid $4,508, the Global Fund paid $0, and the Diversified Fund paid $49, respectively, in brokerage commissions to Kidder, Peabody & Co. Incorporated ("Kidder"), an affiliate of GEIC. The Funds made no payments to Kidder for execution of portfolio transactions during 1995. During 1994, General Electric Capital Services, Inc. ("GECC"), a wholly-owned subsidiary of GE, owned all of the outstanding stock of Kidder, Peabody Group Inc., the parent company of Kidder. Effective January 30, 1995, GECC no longer owns any of this stock.



                             WHO MAY OWN FUND UNITS

     In the case of minor children of Elfun Society members, Units must be registered in the name of a custodian under a Uniform Gifts to Minors statute or in the name of a trust in which such children have a beneficial interest.

     Units may only be transferred to persons or entities otherwise eligible to own Units and to trusts for the exclusive benefit of such persons or entities. Units are not otherwise transferable but unitholders may assign their right to redeem their Units and to receive from the Trustees their distributive share. A form of assignment of a unitholder's right to redeem is set forth in each Fund Agreement pursuant to which the Funds were created.

     Units may be registered in the joint names of two adults eligible to own Units and provide for the right of survivorship as between the joint unitholders, unless the unitholders reside in a community property state or request tenancy in common.


                             MANAGEMENT OF THE FUNDS

Trustees and Officers

     The names of the Trustees and executive officers of the Funds, their addresses and their principal occupations during the past five years and their other affiliations are shown below. The address of each person is 3003 Summer Street, P. O. Box 7900, Stamford, Connecticut 06904-7900. All Trustees and officers have been officers or employees of GE for more than five years and are "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act. Pursuant to an exemptive order received from the

Commission, each of the Funds is exempt from the provisions of the 1940 Act which require a registered investment company to have non-interested persons on its Board of Trustees.

                                                Principal
                         Position(s) Held       Occupation(s)
Name and Address         with the Funds         During Past Five Years
----------------         --------------         ----------------------


John H. Myers            Chairman               Age 51.  President, Chief
                                                Executive Officer and Chairman
                                                of the Board of GEIC and GEIM
                                                since 1997; since 1987,
                                                Director, and from 1986 until
                                                1996, Executive Vice President
                                                -- Fixed Income and Corporate
                                                Investments of GEIC; since
                                                1988, Director, and from 1988
                                                until 1996, Executive Vice
                                                President of GEIM.

Eugene K. Bolton         Trustee                Age 53.  Executive Vice
                                                President - Domestic Equity
                                                Investments and Director of
                                                GEIC and Executive Vice
                                                President and Director of GEIM
                                                since 1991; from 1987 to 1991,
                                                Mr. Bolton served as Senior
                                                Vice President - Pension Fund
                                                Portfolios of GEIC.

Michael J. Cosgrove      Trustee                Age 47.  Executive Vice
                                                President - Mutual Funds of
                                                GEIC and GEIM since 1993
                                                (responsibilities include
                                                general management of all
                                                mutual funds managed by GEIC
                                                and GEIM) and Director of GEIC
                                                and Executive Vice President
                                                and Director of GEIM since
                                                1988; from 1988 until 1993,
                                                Mr. Cosgrove served as
                                                Executive Vice President -
                                                Finance and Administration of
                                                GEIC and GEIM.

Alan M. Lewis            Trustee and            Age 50.  Executive Vice
                         Secretary              President, General Counsel and
                                                Secretary of   GEIM since
                                                1988  and of   GEIC since
                                                October 1987.


David B. Carlson         Portfolio              Age 39.  Senior Vice President
                         Manager (Elfun         - Equity Portfolios of GEIC

                         Trusts and             since 1991, prior to 1991, Mr.
                         Diversified Fund)      Carlson served as Senior Vice
                                                President -  Mutual Fund
                                                Portfolios since 1990 and
                                                Vice President -  Mutual
                                                Fund Portfolios since 1987.

Robert R. Kaelin         Portfolio              Age 50.  Senior Vice President
                         Manager (Tax-          - Municipal Bonds of GEIC
                         Exempt Fund)           since 1984.

Ralph R. Layman          Portfolio              Age 41.  Executive Vice
                         Manager                President - International
                         and Trustee            Equity Investments of GEIC
                         (Global Fund)          since 1993 and Senior Vice
                                                President - International
                                                Investments of GEIC from 1991
                                                until 1993; from 1989
                                                to  1991, Mr. Layman served as
                                                Executive Vice President,
                                                Partner and Portfolio Manager
                                                of Northern Capital Management,
                                                and prior thereto, served as
                                                Vice President and Portfolio
                                                Manager of Templeton
                                                Investment Counsel.

Robert A. MacDougall     Portfolio              Age 48.  Executive Vice
                         Manager and            President - Fixed Income
                         Trustee (Income        and Director of GEIC and
                         Fund, Diversified      Executive Vice President
                         Fund and Money         and Director of GEIM since
                         Market Fund)           1997; from 1990 until 1996,
                                                Senior Vice President -
                                                Taxable Fixed Income of GEIC

Michael J. Solecki       Portfolio Manager      Age 31.  Vice President -
                         (Global Fund)          International Equities of
                                                GEIM and GEIC since 1995;
                                                from 1992 until 1995,
                                                Senior European Analyst
                                                at GEIM's London, England
                                                office.

Donald W. Torey          Trustee and Prin-      Age 40.  Executive Vice
                         cipal Financial        President - Finance and
                         Officer                Administration and Director
                                                of GEIC and Executive Vice
                                                President, Treasurer and
                                                Director of GEIM since 1993;
                                                from 1989 until 1993,
                                                Mr. Torey served as Manager
                                                Mergers and Acquisitions
                                                Finance for GE and from 1988
                                                until 1989, he served as Vice
                                                President - Private Placements
                                                of GEIC.

     While Trustees of the Fund who are employees of GE will serve as Trustees without compensation, each Fund will be required to reimburse GEIC for the portion of the remuneration such persons receive from GE which is reasonably allocable to the Fund. All Trustees are currently employees of GE. However no portion of the remuneration such persons receive from GE has been allocated to their service as Trustees of the Fund and GEIC does not anticipate that any such allocation will be made in the future. If a Trustee were not affiliated with GE, such Trustee would be compensated by the Fund in amounts approved by the other Trustees.

Trustees' Compensation
(for the year ended December 31, 1996)


                                                     Total Compensation from
                                Total                all Investment Companies
                           Compensation from               Managed by
Name of Trustee                Each Fund                  GEIC OR GEIM*
---------------                ---------                  -------------


Dale F. Frey**                     None                       None

Eugene K. Bolton                   None                       None

Michael J. Cosgrove                None                       None***

Alan M. Lewis                      None                       None***


John H. Myers                      None                       None

Ralph R. Layman                    None                       None

Donald W. Torey                    None                       None


----------

* Each Trustee serves as a Trustee of eight investment companies advised by GEIC, including the Funds. Messrs. Cosgrove and Lewis also serve as Trustees of three investment companies advised by GEIM.


**   Mr. Frey resigned as Chairman of the Trustees effective January 1, 1997.


*** Messrs. Cosgrove and Lewis are also considered to be interested persons of each investment company advised by GEIM or GEIC, as defined under Section 2(a)(19) of the 1940 Act, and accordingly, serve as Trustees thereof without compensation.


     As of April 1, 1997, no person owned of record or to the knowledge of any Fund, beneficially owned more than 5% of the outstanding Units of the Fund. As of that same date, the current Trustees and officers of the Funds as a group owned of record Units representing less than 1% of the total outstanding Units of each Fund.


Investment Adviser and Administrator

     GE is not a party to any Fund Agreement and does not sponsor any of the Funds. The Funds were formed at the request of the Elfun Society and GE does not guarantee performance or continued operation of the Funds, or encourage participation in the Funds.


     GEIC, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900, is a wholly-owned subsidiary of GE. GE provides the personnel and other resources necessary for GEIC to perform its obligations under the investment advisory agreements with the Funds. GEIC will receive, as the sole consideration for services as investment adviser, the reasonable costs, both direct and indirect, incurred in providing its services, including costs of office facilities and clerical help. The amounts paid to GEIC by the Funds for the reasonable costs incurred by it for providing services as adviser and administrator for the years ended December 31, 1996, 1995 and 1994 were as follows: Elfun Trusts--$818,000, $503,000 and $599,000; the Global Fund--$106,000, $118,000 and $142,000; the Diversified Fund--$62,000, $37,000
and $46,000; the Tax-Exempt  Fund--$767,000,  $665,000 and $600,000;  the Income
Fund--$147,000, $105,000 and $182,000; and, for the years ended December 31, 1996 and 1995, for the Money Market Fund--$83,000 and $24,000, respectively. Absent the waiver by GEIC of fees relating to the Money Market Fund, the Money Market Fund would have paid to GEIC for the year ended December 31, 1994 $64,000 for its services as investment adviser and administrator. Pursuant to state securities laws, GEIC has agreed that, if in any fiscal year of a Fund, the aggregate expenses of a Fund (including management fees, but excluding interest, taxes, brokerage fees, and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, GEIC will reimburse that Fund up to the amount of the Fund's investment advisory and administration fee. As of the date of this Statement of Additional Information, the most restrictive state expense limitation applicable to the Funds requires reimbursement of expenses in any year that a Fund's expenses, subject to the limitation, exceed 2-1/2% of the first $30 million of the average daily value of the Fund's net assets, 2% of the next $70 million of the average daily value of the Fund's net assets and 1-1/2% of the remaining average daily value of the Fund's net assets.


Unitholder Servicing Agent


     GEIC, located at 3003 Summer Street, P.O. Box 120074, Stamford, CT 06912-0074 acts as Unitholder Servicing Agent. The amounts paid to GEIC by the Funds for the reasonable costs incurred by it for providing services as Unitholder Servicing Agent for the years ended December 31, 1996, 1995 and 1994 were as follows: Elfun Trusts--$229,000, $160,000 and $67,000; the

Global  Fund--$70,000,  $70,000 and $32,000;  the  Diversified  Fund--  $36,000,
$35,000 and $16,000; the Tax-Exempt  Fund--$141,000,  $245,000 and $105,000; the
Income Fund--$$80,000, $90,000 and $37,000; and, for the years ended December 31, 1996 and 1995, for the Money Market Fund--$39,000 and $35,000, respectively. Absent the waiver by GEIC of fees relating to the Money Market Fund, the Money Market Fund would have paid to GEIC for the year ended December 31, 1994 $16,000 for its services as Unitholder Servicing Agent.


Custodian, Transfer Agent and Dividend Paying Agent

     State Street Bank and Trust Company ("State Street") is located at 225 Franklin Street, Boston, Massachusetts 02101 and serves as custodian, transfer agent and dividend paying agent of the Funds' investments. As Custodian, State Street is responsible for the safekeeping of securities and does not otherwise participate in investment policies or in the determination of investment decisions.

Distributor

     GE Investment Services Inc. serves as the distributor of Units of the Funds on a best efforts basis.


                                PURCHASE OF UNITS

     Units of the Funds are offered to unitholders on a continuous basis. The offering price per Unit of a Fund is equal to its net asset value. As noted in the Prospectus, the Money Market Fund will seek to maintain its net asset value at $1.00 per Unit. The offering price of a Fund, other than the Money Market Fund, is illustrated in the following example (all amounts are hypothetical):

Cash.................................................   $   170
Investment securities, at market.....................    12,400
Interest receivable..................................        53
Receivable for investment securities sold............       550
Receivable for Units subscribed......................        17
                                                        -------
    Total assets.....................................   $13,190
                                                        -------
Expenses payable.....................................        24
Payable for investment securities purchased..........       455
Other liabilities and accrued expenses...............        35
                                                        -------
    Total liabilities................................       514
                                                        -------
Net assets...........................................   $12,676
                                                        =======
Number of Units outstanding..........................       980
                                                        =======
Net asset value and redemption price per Unit .......   $ 12.93
                                                        =======
Offering price per Unit .............................   $ 12.93
                                                        =======

                               REDEMPTION OF UNITS

     Detailed information on how to redeem Units of a Fund is included in the Prospectus. The right of redemption of Units of a Fund may be suspended or the date of payment postponed as provided in the Prospectus.


                               TRANSFER PRIVILEGE

     The transfer privilege described in the Prospectus enables a unitholder of a Fund to acquire Units in a Fund having a different investment objective and policies when the unitholder believes that a shift between Funds is an appropriate investment decision.


                                 NET ASSET VALUE

     The Funds will not calculate their net asset value on certain holidays. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's Units could be significantly affected.

     Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of certain Funds may not take place contemporaneously with the determination of the prices of many of their portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by a Fund's Board of Trustees. In carrying out the Board's valuation policies, GEIC may consult with one or more independent pricing services ("Pricing Service") retained by the Funds.

     Debt securities of U.S. issuers (other than Government Securities and short-term investments), including Municipal Obligations, are valued by GEIC after consultation with a Pricing Service. When, in the judgment of the Pricing Service, quoted bid prices for investments of the Tax-Exempt Fund are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments of the Tax-Exempt Fund that are not regularly quoted are carried at fair value as determined by the Board of Trustees, which may rely on the assistance of the Pricing Service. The procedures of the Pricing Service are reviewed periodically by GEIC under the general supervision and responsibility of the Board of Trustees of the Fund.

     The valuation of the portfolio securities of the Money Market Fund is based upon amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

     The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less, and invest only in "eligible securities" as defined in the rule, which are determined by GEIC to present minimal credit risks. Pursuant to the rule, GEIC has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per Unit as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund's portfolio holdings at such intervals as GEIC may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per Unit based on amortized cost.

     The rule regarding amortized cost valuation provides that the extent of any deviation between the Money Market Fund's net asset value based upon available market quotations or market equivalents and the $1.00 per Unit net asset value based on amortized cost must be examined by the Fund's Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing unitholders of the Money Market Fund, the Board of Trustees must, in accordance with the rule, cause the Fund to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming Units in kind; or establishing a net asset value per Unit by using available market quotations.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Set forth below is a summary of certain Federal income tax considerations generally affecting the Funds and their unitholders. The summary is not intended as a substitute for individual tax planning, and unitholders are urged to consult their tax advisors regarding the application of Federal, state, local and foreign tax laws to their specific tax situations.

Tax Status of the Funds and their Unitholders

     Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under the Code. If a Fund (1) is a regulated investment company and (2) distributes to its unitholders at least 90% of its net investment income (including for this purpose its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its unitholders. In addition, in order to avoid a 4% excise tax, a Fund must declare, no later than December 31 and distribute no later than the following January 31, at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income for the year period ending on October 31 of such calendar year. One requirement for qualification as a regulated investment company is that each Fund must diversify its holdings so that, at the end of each quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(b)(4)(B) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than Government Securities or the securities of other regulated investment companies).

     The requirements for qualifications as a regulated investment company also include two significant rules as to investment results. First, a Fund must earn at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities (including gains from related investments in foreign currencies) and income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies (the "90% Test"). Second, a Fund must derive less than 30% of its gross income from the sale or other disposition of (i) stock or securities held for less than three months, (ii) options, futures, or forward contracts held for less than three months (other than options, futures, or forward contracts on foreign currencies), and (iii) foreign currencies (or options, futures, or forward contracts) that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "30% Test").

     The 30% Test will restrict the extent to which a Fund may, among other things: (1) sell or purchase put options on securities held for less than three months or purchase put options on substantially identical securities (unless the option and the security are acquired on the same day); (2) write options that expire in less than three months; and (3) close options that were written or purchased within the preceding three months. For purposes of the 30% Test, a Fund's increases or decreases in value of short-term investment positions that constitute certain designated hedging transactions may generally be netted. The Funds do not expect that the 30% Test will significantly affect the investment policies of any Fund.

     A Fund's transactions in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to unitholders of a Fund, (2) will require the Fund to "mark-to-market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectus. The Funds seek to monitor transactions, seek to make the appropriate tax elections and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     In order for the Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of the taxable year of the Tax-Exempt Fund, unitholders will be notified of the portion of the dividends paid that constitutes an exempt-interest dividend with respect to that taxable year. The percentage of total dividends paid by the Tax-Exempt Fund with respect to any taxable year that qualifies as Federal exempt-interest dividends will be the same for all unitholders receiving dividends from the Fund for that year.

     Interest on indebtedness incurred by a unitholder to purchase or carry Units of the Tax-Exempt Fund is not deductible for income tax purposes if the Fund distributes exempt-interest dividends during the unitholder's taxable year. In addition, if a unitholder of the Tax-Exempt Fund holds Units for six months or less, any loss on the sale or exchange of those Units will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Units.

     As a general rule, a unitholder's gain or loss on a sale or redemption of Units of a Fund will be a long-term capital gain or loss if the unitholder has held the Units for more than one year. The gain or loss will be a short-term capital gain or loss if the unitholder has held the Units for one year or less.

     Each Fund's net realized long-term capital gains will be distributed as described in the Prospectus. The distributions ("capital gain dividends"), if any, will be taxable to a unitholder of a Fund as long-term capital gains, regardless of how long a unitholder has held the Units and whether the distributions are received in cash or reinvested in additional Fund Units, and will be designated as capital gain dividends in a written notice mailed by the Trust to the unitholders of the Fund after the close of the Fund's prior taxable year. If a unitholder receives a capital gain dividend with respect to any Unit of a Fund, and if the Unit is sold before it has been held by the unitholder for six months or less, then any loss on the sale or exchange of the Unit, to the extent of the capital gain dividend, will be treated as a long-term capital loss. This rule will apply to a sale of Units of the Tax-Exempt Fund only to the extent the loss is not disallowed under the provision described above. Investors considering buying Units of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the dividend or distribution payment will be a taxable dividend or distribution payment.

     If Units of a Fund are purchased within 30 days of redeeming Units at a loss, the loss will not be deductible and instead will increase the basis of the newly purchased Units.

     If a unitholder of a Fund fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the unitholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions from the Fund and (2) the proceeds of any redemptions of Units of the Fund. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.


                             THE FUNDS' PERFORMANCE

     As noted in the Prospectus, from time to time, a Fund's performance may be quoted, in terms of a Fund's yield and/or total return, in reports or other communications to unitholders of the Fund or in advertising material. Additional information regarding the manner in which performance figures are calculated is provided below.

Yield

     The yield for the Money Market Fund is computed by (1) determining the net change in the value of a hypothetical preexisting account in the Fund having a balance of one Unit at the beginning of a seven-calendar-day period for which yield is to be quoted, (2) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (3) annualizing the results (that is, multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional Units purchased with dividends declared on the original Unit and any such additional Units, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Money Market Fund may calculate a compound effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

     The 30-day yield figure of a Fund described in the Prospectus is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                   Yield = 2[(a-b + 1)6-1]
                              ---
                              cd
Where:

     a =   dividends and interest earned during the period.

     b =   expenses accrued for the period (net of
           reimbursement).

     c = the average daily number of Units outstanding during the period that were entitled to receive dividends.

     d = the maximum offering price per Unit on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     The Tax-Exempt Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

     Investors should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by a Fund from the continuous sale of its Units will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

     Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in Units of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Unitholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

Average Annual Total Return

     The "average annual total return" figures of a Fund described in the Prospectus, will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                P(1 + T)n = ERV

Where P    =    a hypothetical initial payment of $1,000;
      T    =    average annual total return;
      n    =    number of years; and
      ERV  =    Ending Redeemable Value of a hypothetical $1,000
                investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

Aggregate Total Return

     The "aggregate total return" figures of a Fund described in the Prospectus represent the cumulative change in the value of an investment in the Fund for the specified period and will be computed by the following formula:

                           Aggregate Total Return = ERV - P
                                                    -------
                                                       P

Where P    =    a hypothetical initial payment of $1,000; and
      ERV  =    Ending Redeemable Value of a hypothetical $1,000
                investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     Based on the above formula, the aggregate total return figures for the one-, five- and 10-year periods (if applicable) ended December 31, 1996 were as follows: Elfun Trusts - 23.55%, 15.47% and 15.48%; the Global Fund - 16.13% and 13.35%; the Diversified Fund - 14.40% and 11.55%; the Tax-Exempt Fund - 3.60%, 6.86% and 7.44%; the Income Fund - 4.01%, 7.03% and 8.18%; and the Money Market Fund - 5.23% and 4.49%.

                             ADDITIONAL INFORMATION

     The Prospectus and this SAI omit certain information contained in the Registration Statement that the Funds have filed with the SEC under the Securities Act of 1933 and the 1940 Act and reference is made to the Registration Statement for further information with respect to the Funds. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

     There are no material pending legal proceedings to which any Fund or GEIC is a party or of which property of any Fund or GEIC is subject.

     The Trustees may at any time, in their absolute discretion, terminate a Fund, in whole or in part, and cause to be paid to the unitholders or their assignees the net asset value of the Units held by them, the net asset value to be determined as of a date fixed by the Trustees and specified in the notice of termination delivered to the unitholders or their assignees. In addition, the Trustees may, in order to preserve the status of the Fund as an "employees' securities company" under the 1940 Act, require the redemption of the Units of any unitholders if they are individuals or entities whose interest in the Fund would cause the Fund to lose such status. In this case there will be paid to such individuals or entities the net asset value of the Units registered in their names, calculated as of the date determination was made that the redemption of Units was necessary for the preservation of the status of the Fund. In case of any termination, the Trustees will, at the same time, direct the unitholders or their assignees to surrender to the Unitholder Servicing Agent any certificates they hold evidencing their ownership of Certificate Units and thereafter the Trustees will be discharged from all further obligations as to the unitholders.


                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, serves as the Funds' independent auditors.

                              FINANCIAL STATEMENTS


     The December 31, 1996 Annual Report, which either accompanies this Statement of Additional Information or has previously been provided to the person to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the letter to unitholders included therein. The Funds will furnish, without charge, a copy of the Annual Report, upon request to the Funds at 3003 Summer Street, P.O. Box 120074, Stamford, CT 06912-0074, (800) 242-0134.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

     The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

     Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although that capacity may be susceptible to adverse changes in business, economic and financial conditions.

     Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

     Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment; liquidity factors and company fundamentals are sound.

     Thompson BankWatch Inc. employs the rating TBW-1 to indicate issues having a very high degree of likelihood of timely payment. TBW-2 indicates a strong degree of safety regarding timely payment, however, the relative degree of safety is not as high as for issues rated TBW-1. While the rating TBW-3 indicates issues that are more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. The lowest rating category is TBW-4; this rating is regarded as non-investment grade and, therefore, speculative.

     Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P's ratings of A-1+ and A-1 as being in S&P's highest rating category.

Description of S&P Corporate Bond Ratings

     AAA -- This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

     BB, B and CCC -- Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

Description of Moody's Corporate Bond Ratings

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

     AAA -- Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

     General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

     Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

     AA -- High Grade -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

     A -- Good Grade -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

     General Obligations Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

     BBB -- Medium Grade -- Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

     General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

     Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

     BB, B, CCC and CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds on which no interest is being paid.

     D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

     Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Bond Ratings

     Aaa -- Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody's Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                                  ELFUN TRUSTS

                                     PART C

                                OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

         (a)      Financial Statements:

                  (1)      Financial Highlights**

                  (2)      Schedule of Investments as of December 31, 1996**


                  (3) Statements of Assets and Liabilities as of December 31, 1996**

                  (4) Statement of Operations for the fiscal year ended December 31, 1996**

                  (5) Statement of Changes in Net Assets for the fiscal year ended December 31, 1996 and the fiscal year ended December 31, 1995.


----------

** Incorporated by reference to the Fund's Annual Report to unitholders for the fiscal year ended December 31, 1996.


         (b)      Exhibits

         Exhibit
         No.               Description of Exhibit
         ---               ----------------------

         1 Trust Agreement, as amended and restated on August 15, 1972 and as further amended on June 18, 1974, July 18, 1978 and July 1, 1989*

         2                 Inapplicable

         3                 Inapplicable

         4                 Inapplicable


----------

*    Previously filed

         5(a)              Investment Advisory Agreement dated January
                           1, 1985, between the Fund and General Electric Investment Corporation*

         5(b) Servicing Agreement dated as of March 13, 1992 between the Fund and General Electric Investment Corporation*

         6 Distribution Agreement dated February 10, 1994 between the Fund and GE Investment Services Inc.*

         7                 Inapplicable

         8 Custodian Contract with State Street Bank and Trust Company dated as of July 1, 1989*

         9 Transfer Agency Agreement with State Street Bank and Trust Company dated as of February 10, 1994*

         10                Opinion of counsel, including consent
                           (incorporated by reference to Post-Effective
                           Amendment No. 41 to the Fund's Registration
                           Statement on Form N-1A (2-21301), Exhibit E)*

         11                Consent of Independent Auditors

         12                Inapplicable

         13                Inapplicable

         14                Individual Retirement Account documents*

         15                Inapplicable

         16 Schedule for computation of performance data information

----------

* Previously filed


Item 25.          Persons Controlled by or Under Common Control with
                  Registrant.

                  See Item 28

Item 26.          Number of Holders of Securities


                                              Number of Record
         Title of Class                       Holders as of March 31, 1997
         --------------                       ----------------------------

         Units                                33,959



Item 27.          Indemnification

     In general, New York Business Corporation Law allows indemnification of a company's officers and directors that have been made or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor) against judgments, fines, amounts paid in settlement and reasonable expenses, if such director or officer acted in good faith, for a purpose he reasonably believed to be in the best interests of the company and, in criminal actions, in addition, had no reasonable cause to believe that his conduct was unlawful. Registrant has retained the ability to indemnify its officers and directors to the fullest extent permitted by the New York Business Corporation Law and any payments of indemnification will be made only in accordance with the procedures outlined by such statute.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be provided to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Fund by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser

     The following persons may be deemed to have direct or indirect control of, or may be deemed to be under common control with, the Fund: General Electric Company, a New York corporation ("GE"); General Electric Investment Corporation, a Delaware Corporation; Elfun Tax-Exempt Income Fund; Elfun Diversified Fund; Elfun Global Fund; Elfun Money Market Fund; Elfun Income Fund; Eugene K. Bolton; Michael J. Cosgrove, Ralph R. Layman, Alan M. Lewis; Robert A. MacDougall; John
H. Myers; and Donald W. Torey.

     General Electric Investment Corporation, the Fund's investment adviser, is also the investment adviser of certain employee benefit plan trusts of GE and of each of the Elfun mutual funds listed above. The Trustees of the Fund serve as directors and executive officers of the investment adviser and as trustees of such mutual funds. Such trustees are also employees of GE. The investment adviser is a wholly-owned subsidiary of GE. The principal business address of GE is 3135 Easton Turnpike, Fairfield, Connecticut 06431.

Item 29.          Principal Underwriters

     (a) GE Investment Services Inc. ("GEIS") also serves as distributor for Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun Money Market Fund, Elfun Global Fund and the GE Funds, all of which are registered open-end investment companies.

     (b) The information required by this Item 29, with respect to each director and officer of GEIS is incorporated by reference to Schedule A of Form BD filed by GEIS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-45710).

     (c) Inapplicable.


Item 30.          Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder, are maintained at the offices of: Registrant located at 3003 Summer Street, Stamford, Connecticut 06905; State Street Bank and Trust Company ("State Street"), Registrant's custodian and transfer agent, located at 225 Franklin Street, Boston, Massachusetts 02101; and Boston Financial Data Services, Inc., a subsidiary of State Street, located at 2 Heritage Drive, Quincy, Massachusetts 02171.

Item 31.          Management Services

     Inapplicable.


Item 32.          Undertakings

     Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders, covering fiscal year 1996, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on the 25th day of April, 1997.


                                                By:  John H. Myers
                                                     ---------------------------
                                                     John H. Myers
                                                     Chief Executive Officer

         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                           Date
---------                     -----                           ----

John H. Myers                 Chairman of the Board           April 25, 1997
-------------------           and Chief Executive
John H. Myers                 Officer


Ralph R. Layman               Trustee and Portfolio           April 25, 1997
-------------------           Manager
Ralph R. Layman


Eugene K. Bolton              Trustee                         April 25, 1997
-------------------
Eugene K. Bolton


Michael J. Cosgrove           Trustee                         April 25, 1997
-------------------
Michael J. Cosgrove


Alan M. Lewis                 Trustee and Secretary           April 25, 1997
-------------------
Alan M. Lewis


Robert A. MacDougall          Trustee                         April 25, 1997
--------------------
Robert A. MacDougall



Donald W. Torey               Trustee and Chief               April 25, 1997
--------------------          Financial and Accounting
Donald W. Torey               Officer

                                 EXHIBIT INDEX


Exhibit No.              Description of Exhibit                Numbered Page
-----------              ----------------------                -------------

1                        Trust Agreement*                           --

2                        Inapplicable                               --

3                        Inapplicable                               --

4                        Inapplicable                               --

5(a)                     Investment Advisory
                         Agreement*                                 --

5(b)                     Servicing Agreement*                       --

6                        Distribution Agreement,
                         as amended*                                --

7                        Inapplicable                               --

8                        Custodian Contract*                        --

9                        Transfer Agency
                         Agreement*                                 --

10                       Opinion of Counsel*                        --

11                       Consent of Independent
                         Auditors

12                       Inapplicable                               --

13                       Inapplicable                               --

14                       Individual Retirement
                         Account documents*                         --

15                       Inapplicable                               --

16                       Schedule of computation of
                         performance data information

----------

* Previously filed